Exhibit 10.1

EXECUTION COPY

2005 AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

MACWH, LP

TABLE OF CONTENTS

ARTICLE I - DEFINED TERMS

ARTICLE II - ORGANIZATIONAL MATTERS
Section 2.1. Formation and Continuation
Section 2.2. Name
Section 2.3. Registered Office and Agent; Principal Office
Section 2.4. Power of Attorney
Section 2.5. Term

ARTICLE III - PURPOSE
Section 3.1. Purpose and Business
Section 3.2. Powers

ARTICLE IV - CAPITAL CONTRIBUTIONS
Section 4.1. Capital Contributions of the Partners
Section 4.2. Future Issuances of Additional Partnership Interests
Section 4.3. Other Contribution Provisions
Section 4.4. No Preemptive Rights
Section 4.5. No Interest on Capital

ARTICLE V - DISTRIBUTIONS
Section 5.1. Requirement and Characterization of Distributions
Section 5.2. Amounts Withheld
Section 5.3. Distributions Upon Liquidation
Section 5.4. Subordinated Amounts

ARTICLE VI - ALLOCATIONS
Section 6.1. Allocations For Capital Account Purposes
Section 6.2. Substantial Economic Effect

ARTICLE VII - MANAGEMENT AND OPERATIONS OF BUSINESS
Section 7.1. Management
Section 7.2. Certificate of Limited Partnership
Section 7.3. Restrictions on General Partner Authority
Section 7.4. Compensation of the General Partner
Section 7.5. Outside Activities of the General Partner
Section 7.6. Contracts with Affiliates
Section 7.7. Indemnification
Section 7.8. Liability of the General Partner
Section 7.9. Other Matters Concerning the General Partner
Section 7.10. Title to Partnership Assets
Section 7.11. Reliance by Third Parties
Section 7.12. Covenants Restricting Operation of Business

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ARTICLE VIII - RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS
Section 8.1. Limitation of Liability
Section 8.2. Management of Business
Section 8.3. Outside Activities of Limited Partners
Section 8.4. Return of Capital
Section 8.5. Rights of Limited Partners Relating to the Partnership
Section 8.6. Redemption Right
Section 8.7. Participating Limited Partners’ Redemption Right
Section 8.8. Partnership Call Right
Section 8.9. Class A Preferred Unit Conversion Right
Section 8.10. Parent LP Call Right and Partnership Unit Put Right

ARTICLE IX - BOOKS, RECORDS, ACCOUNTING AND REPORTS
Section 9.1. Records and Accounting
Section 9.2. Taxable Year and Fiscal Year
Section 9.3. Reports

ARTICLE X - TAX MATTERS
Section 10.1. Preparation of Tax Returns
Section 10.2. Tax Elections
Section 10.3. Tax Matters Partner; Certain Disputes
Section 10.4. Organizational Expenses
Section 10.5. Withholding
Section 10.6. Conversions
Section 10.7. Defined Terms
Section 10.8. Lock Out
Section 10.9. Debt Allocations and Related Matters
Section 10.10. Periods after the Protection Period
Section 10.11. Partnership Tax Status
Section 10.12. 704(c) Allocation Method
Section 10.13. Indemnification
Section 10.14. Tax Treatment of Amendment
Section 10.15. Limited Partner Tax Representative
Section 10.16. Exclusion of Certain Transactions
Section 10.17. Prior Tax Protection Agreements
Section 10.18. Cooperation Regarding Zone Credits

ARTICLE XI - TRANSFERS AND WITHDRAWALS
Section 11.1. Transfer
Section 11.2. Transfer of the General Partner Interest and of Parent’s Limited Partner Interests; Extraordinary Transactions
Section 11.3. Limited Partners’ Rights to Transfer
Section 11.4. Substituted Limited Partners
Section 11.5. General Provisions

ARTICLE XII - ADMISSION OF PARTNERS
Section 12.1. Admission of Successor General Partner

Section 12.2. Admission of Additional Limited Partners
Section 12.3. Amendment of Agreement and Certificate of Limited Partnership

ARTICLE XIII - DISSOLUTION, LIQUIDATION AND TERMINATION
Section 13.1. Dissolution
Section 13.2. Winding Up
Section 13.3. Compliance with Timing Requirements of Regulations
Section 13.4. Rights of Limited Partners
Section 13.5. Notice of Dissolution
Section 13.6. Termination of Partnership and Cancellation of Certificate of Limited Partnership
Section 13.7. Reasonable Time for Winding Up
Section 13.8. Waiver of Partition
Section 13.9. Liability of Liquidator

ARTICLE XIV - AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS
Section 14.1. Amendments
Section 14.2. Meetings of the Partners and Action by Written Consent

ARTICLE XV - GENERAL PROVISIONS
Section 15.1. Addresses and Notice
Section 15.2. Titles and Captions
Section 15.3. Pronouns and Plurals
Section 15.4. Further Action
Section 15.5. Binding Effect
Section 15.6. Creditors
Section 15.7. Waiver
Section 15.8. Counterparts
Section 15.9. Applicable Law; Consent to Jurisdiction
Section 15.10. Invalidity of Provisions
Section 15.11. No Rights as Stockholders
Section 15.12. Entire Agreement

EXHIBITS

Exhibit A	-	Partners Contributions and Partnership Interests
Exhibit B	-	Capital Account Maintenance
Exhibit C	-	Special Allocation Rules
Exhibit D	-	Notice of Redemption
Exhibit E	-	Participating Limited Partners
Exhibit F	-	Class A Preferred Return Hypothetical Calculation
Exhibit G	-	Notice of Forced Conversion
Exhibit H	-	Form of Tenth Amendment to Parent LP Partnership Agreement
Exhibit I	-	Form of Tax Protection Agreement

SCHEDULES

Schedule 7.12.B	-	Restricted Partnership Properties
Schedule 10.7	-	Protected Assets
Wilmorite Limited Partners
Schedule 10.9	-	Tax Matters

MACWH, LP
2005 AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP

THIS 2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, dated as of April 25, 2005 is entered into by and among MACWPI Corp., formerly known as Wilmorite Properties, Inc. (the “Company”), a Delaware corporation, as the general partner of MACWH, LP, formerly known as Wilmorite Holdings, L.P., a Delaware limited partnership (the “Partnership”), and those persons who have executed this Agreement as limited partners and whose names and addresses are set forth on Exhibit A hereto, as the same may be amended from time to time, together with any other Persons who become Partners of the Partnership as provided herein.

WHEREAS, the Partnership was formed by (i) filing a Certificate of Limited Partnership with the Secretary of State of the State of Delaware on October 20, 1999, and (ii) the Company, as the initial general partner, and Thomas C. Wilmot, Sr., as the initial limited partner, entering into that certain limited partnership agreement dated October 20, 1999 (the “Original Agreement”);

WHEREAS, the Original Agreement was amended and restated pursuant to that certain 2000 Amended and Restated Agreement of Limited Partnership dated February 23, 2000 (the “First Amendment”), and further amended and restated pursuant to that certain 2002 Amended and Restated Limited Partnership Agreement, dated as of July 2, 2002 (the “Second Amendment”);

WHEREAS, on the date hereof, Parent Acquisition, Inc. has merged with and into the Company (the “Merger”), with the Company becoming a wholly-owned subsidiary of The Macerich Partnership, L.P., a Delaware limited partnership (“Parent LP”), as a result of the transaction;

WHEREAS, Parent LP is majority owned by The Macerich Company, a Maryland corporation (“Parent”), that acts as general partner for Parent LP and whose shares of common stock are publicly traded on the New York Stock Exchange; and

WHEREAS, on the date hereof (the “Effective Date”), immediately following the consummation of the Merger, MACP LP, a Delaware limited partnership and subsidiary of Parent LP, is merging with and into the Partnership (the “Partnership Merger”), with the Partnership as the surviving entity of the Partnership Merger, in accordance with the terms of the Agreement and Plan of Merger, dated as of February 25, 2005 (the “Partnership Merger Agreement”), among Parent LP, MACP LP and the Partnership;

WHEREAS, simultaneously with the consummation of the Partnership Merger, the Second Amendment is being amended and restated as set forth herein; and

WHEREAS, this Agreement has been approved in accordance with the Second Amendment.

NOW, THEREFORE, in accordance with the provisions of Section 9.10 of the Second Amendment, the Second Amendment is hereby amended and restated in its entirety as follows.

ARTICLE I - DEFINED TERMS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del.C. §17-101, et seq. as it may be amended, supplemented or restated from time to time, and any successor to such statute.

“Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Sections 4.2 and 12.2 hereof and who is shown as such on the books and records of the Partnership.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each Partnership taxable year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).  The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Partnership taxable year.

“Adjusted Property” means any property, the Carrying Value of which has been adjusted pursuant to Exhibit B hereof.  Once an Adjusted Property is deemed contributed to the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is further adjusted pursuant to Exhibit B hereof.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.  For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreed Value” means (i) in the case of any Contributed Property as of the time of its contribution to the Partnership, the 704(c) Value of such property, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (ii) in the case of any property distributed to a Partner by the Partnership, the Partnership’s Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder.  The aggregate Agreed Value of any Contributed Property contributed or deemed contributed by each Partner is as set forth on Exhibit A.

“Agreement” means this 2005 Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time, including by way of adoption of a Certificate of Designations, including any exhibits attached hereto.

“Applicable Protection Period” has the meaning set forth in Section 10.7 hereof.

“Applicable Tax Returns” has the meaning set forth in Section 10.1 hereof.

“Articles of Incorporation” means the Articles of Incorporation of Parent filed with the Secretary of State of Maryland, as amended or restated from time to time.

“Available Cash” means, subject to Section 7.12.D, with respect to any period for which such calculation is being made, (a) all cash revenues and funds received by the Partnership from whatever source (but excluding the proceeds of any Capital Contribution to the Partnership pursuant to Section 4.1, 4.2 or 4.3 hereof and excluding the gross proceeds of any Terminating Capital Transaction) plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves of the Partnership, which reserves are referred to in clause (b)(v) below; (b) less the sum of the following (except to the extent made with the proceeds of any Capital Contribution and except to the extent taken into account in determining Capital Transaction Proceeds):

(i)            all interest, principal and other debt payments made in cash during such period by the Partnership,

(ii)           all expenditures made in cash by the Partnership during such period relating to normal and customary operating expenses and capital expenditures related to regular maintenance and customary tenant allowances,

(iii)          all extraordinary capital expenditures made in cash by the Partnership during such period,

(iv)          cash investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (b)(i), (ii) or (iii), and

(v)           the amount of any increase in reserves established during such period which the General Partner reasonably determines is necessary or appropriate, subject to Section 7.12.D.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership or relating to the Fixed Charge Escrow established pursuant to Section 7.12.D hereof.

“Book-Tax Disparities” means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date.  A Partner’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Capital Account” means the Capital Account maintained for a Partner pursuant to Exhibit B hereof.

“Capital Contribution” means, with respect to any Partner, any cash, cash equivalents and the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1, 4.2, or 4.3 hereof.

“Capital Transaction” means a sale, exchange or other disposition (other than in liquidation of the Partnership) or a financing by the Partnership or any Subsidiary of the Partnership (which shall not include any loan or financing to or by the General Partner) of any property of the Partnership or any Subsidiary of the Partnership.

“Capital Transaction Proceeds” means the net cash proceeds of a Capital Transaction, after deducting all expenses incurred in connection therewith and after application of any proceeds, at the sole discretion of the General Partner, toward the payment of any indebtedness of the Partnership or Subsidiary of the Partnership, the purchase or financing of any additions, improvements or an expansion of existing or additional Partnership property or property of a Subsidiary of the Partnership, or the establishment of any reserves deemed reasonably necessary by the General Partner; provided that “Capital Transaction Proceeds” shall not include any proceeds received after commencement of the dissolution and liquidation of the Partnership or any proceeds from a Terminating Capital Transaction.

“Carrying Value” means (i) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property, reduced (but not below zero) by all Depreciation with respect to such Contributed Property or Adjusted Property, as the case may be, charged to the Partners’ Capital Accounts following the contribution of or adjustment with respect to such property; and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination.  The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

“Cash Amount” means an amount of cash equal to the Value on the Valuation Date or the Business Day immediately preceding the Conversion Date, as applicable, of the REIT Shares Amount plus, with respect to a Class A Preferred Unit, the Pro-Rated Preferred Amount.

“Certificate of Designations” means any Exhibit attached hereto or any amendment to this Agreement that sets forth the designations, rights, powers, duties and preferences of holders of any Partnership Interests issued pursuant to Section 4.2.A hereof, which amendment is in the form of a certificate signed by the General Partner and appended to this Agreement.  A Certificate of Designations is not the exclusive manner in which such an amendment may be effected.  The General Partner may adopt a Certificate of Designations without the Consent of the Limited Partners to the extent permitted pursuant to Section 14.1.B hereof.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

“Class A Forced Conversion” has the meaning set forth in Section 8.6.C hereof.

“Class A Liquidation Preference” means an amount equal to $62.39 per Class A Preferred Unit.

“Class A Preferred Return Amount” means (A) with respect to those Units set forth on Exhibit E with respect to the Participating Election Right, an amount per Class A Preferred Unit for each quarter equal to the sum of (i) 1.15% per quarter of the Class A Liquidation Preference plus 80% of the amount, if any, by which the quarterly dividend payable on one REIT Share for such quarter with respect to the corresponding period exceeds $0.65 per share plus (ii) the aggregate amount of cash distributions per REIT Share paid or payable for such quarter with respect to a corresponding payment period on one REIT Share, multiplied by a fraction (the numerator of such fraction being 0.717485 and the denominator being 2.60), multiplied by the Conversion Factor; or (B) with respect to all other Class A Preferred Units, an amount per Class A Preferred Unit for each quarter equal to the sum of (i) 1.4375% of the Class A Liquidation Preference plus (ii) the amount, if any, by which the quarterly dividend payable on one REIT Share for such quarter with respect to the corresponding period exceeds $0.65 per share.  Exhibit F attached hereto contains hypothetical calculations of this Class A Preferred Return Amount for illustrative purposes. The applicable Class A Preferred Return Amount shall accrue for the last full calendar quarter, or, if applicable, the relevant shorter period (including, (1) the period from the day after the Effective Date to the end of the first calendar quarter ending after the Effective Date, and (2) the period from the beginning of the calendar quarter in which commencement of the dissolution and liquidation of the Partnership occurs through the date of such commencement) on the Partnership Payment Date, and shall be adjusted as otherwise provided herein.

“Class A Preferred Unit” means a Partnership Unit which is designated as a Class A Convertible Preferred Unit of limited partnership interest and which has the rights, preferences and other privileges designated herein in respect of Class A Preferred Unitholders.  The allocation of Class A Preferred Units among the Partners shall be set forth on Exhibit A, as such Exhibit may be amended from time to time.

“Class A Preferred Unitholder” means a Partner that holds Class A Preferred Units.

“Class A Put Right” has the meaning set forth in Section 8.6.C hereof.

“Cliff Effect Transfer Tax” has the meaning set forth in Section 8.6.G hereof.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder.  Any reference herein to a specific Section or sections of the Code shall be deemed to include a reference to any corresponding provision of any succeeding law.

“Common Distribution Amount” means with respect to the Common Units held by a Partner (other than the General Partner, Parent, or any of their respective Subsidiaries or Affiliates or any Parent Transferee) on a Partnership Record Date for distribution of Available Cash, a cash amount for each quarter equal in value to the aggregate cash dividends, cash distributions or other cash amounts that would have been payable to such holder of Common Units in the event that such Partner owned REIT Shares equal in number to the REIT Shares Amount attributable to all of such Partner’s Common Units as of such Partnership Record Date.  The Common Distribution Amount shall accrue for the last full calendar quarter, or, if applicable, the relevant shorter period (including, (1) the period from the day after the Effective Date to the end of the first calendar quarter ending after the Effective Date, and (2) the period from the beginning of the calendar quarter in which commencement of the dissolution and liquidation of the Partnership occurs through the date of such commencement) on the Partnership Payment Date, and shall be adjusted as otherwise provided herein.

“Common Unit” means a Partnership Unit which is designated as a common unit of limited partnership interest and which has the rights, preferences and other privileges designated herein in respect of Common Unitholders.  The allocation of Common Units among the Partners shall be set forth on Exhibit A, as such Exhibit may be amended from time to time.

“Common Unitholder” means a Partner that holds Common Units.

“Company” has the meaning set forth in the preamble hereof and shall be deemed to refer to all successors, including without limitation, by operation of law.

“Consent” means the consent or approval of a proposed action by a Partner given in accordance with Section 14.2 hereof.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Act (but excluding cash), contributed or deemed contributed to the Partnership (including deemed contributions to the Partnership on reconstitution thereof pursuant to Section 708 of the Code).  Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit B hereof, such property shall no longer constitute a Contributed Property for purposes of Exhibit B hereof, but shall be deemed an Adjusted Property for such purposes.

“Conversion Date” has the meaning set forth in Section 8.9.B hereof.

“Conversion Factor” means, as of the date of this Agreement, one (1.0), provided that in the event that Parent (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares; (ii) subdivides its outstanding REIT Shares; or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination.  Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event (provided, however, if a Notice of Redemption is given prior to such a record date and the Specified Redemption Date is after such a record date, then the adjustment to the Conversion Factor shall, with respect to such Redeeming Partner, be retroactive to the date of such Notice of Redemption, provided that such dividend, distribution, subdivision or combination occurs as of the effective date of such event).  It is intended that adjustments to the Conversion Factor are to be made in order to avoid unintended dilution or anti-dilution as a result of transactions in which REIT Shares are issued or combined for no consideration.  If, prior to a Specified Redemption Date, Rights (other than Rights issued pursuant to an employee benefit plan or other compensation arrangement) were issued and have expired, and such Rights were issued with an exercise price that, together with the purchase price for such Rights, was below fair market value in relation to the security or other property to be acquired upon the exercise of such Rights, and such Rights were issued to all holders of outstanding REIT Shares or Parent and the General Partner cannot in good faith represent that the issuance of such Rights benefited the Limited Partners, then the Conversion Factor applicable upon a Notice of Redemption shall be equitably adjusted in a manner consistent with anti-dilution provisions in warrants and other instruments in the case of such a below market issuance or exercise price.  A similar equitable adjustment to protect the value of Common Units shall be made in all events if any Rights issued under a “Shareholder Rights Plan” became exercisable and expired prior to a Specified Redemption Date.  Any such equitable adjustment shall be made in a manner determined by the General Partner in good faith.

“Conversion Price” has the meaning set forth in Section 8.9.A hereof.

“Conversion Rate” has the meaning set forth in Section 8.9.A hereof.

“Conversion Window” has the meaning set forth in Section 8.6.C hereof.

“Cumulative Unpaid Class A Preferred Return Amount” means, with respect to any Class A Preferred Unitholder, an amount, if any, equal to (i) the aggregate of all accrued Class A Preferred Return Amounts for previous quarters with respect to the Class A Preferred Units held by such Partner, less (ii) the cumulative amount of distributions previously made with respect to such Class A Preferred Units pursuant to Sections 5.1.A and 5.1.B hereof.  The Cumulative Unpaid Class A Preferred Return Amount of a Redeeming Partner shall be reduced by the value of the aggregate Cash Amount or REIT Shares Amount paid by the Partnership or Parent, as applicable, in respect of any Cumulative Unpaid Class A Preferred Return Amount attributable to any Class A Preferred Units redeemed by the Partnership or purchased by Parent pursuant to Section 8.6 hereof.

“Cumulative Unpaid Common Distribution Amount” means, with respect to any Common Unitholder (other than the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee), an amount, if any, equal to (i) the aggregate of all accrued Common Distribution Amounts for previous quarters with respect to the Common Units held by such Partner, less (ii) the cumulative amount of distributions previously made with respect to such Common Units pursuant to Sections 5.1.C and 5.1.D hereof.  The Cumulative Unpaid Common Distribution Amount of a Redeeming Partner shall be reduced by the value of the aggregate Cash Amount or REIT Shares Amount paid by the Partnership or Parent, as applicable, in respect of any Cumulative Unpaid Common Distribution Amount attributable to any Common Units redeemed by the Partnership or purchased by Parent pursuant to Section 8.6 hereof.

“Delaware Courts” has the meaning set forth in Section 15.9.B hereof.

“Depreciation” means, for each taxable year or other period, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

“Disposition” has the meaning set forth in Section 10.8.A hereof.

“Effective Date” has the meaning set forth in the recitals hereof.

“Encumbrance” has the meaning set forth in the definition of “Indebtedness.”

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Expiration Date” has the meaning set forth in Section 8.8.E hereof.

“Extraordinary Transaction” means the occurrence of one or more of the following events: (i) a merger (including a triangular merger), consolidation or other combination with or into another Person (other than in connection with a change in Parent’s state of incorporation or organizational form or a merger with a direct or indirect Subsidiary of Parent); (ii) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of its assets in one transaction or a series of related transactions; (iii) any reclassification, recapitalization or change of its outstanding equity interests (other than a change in par value, or from par value to no par value, or as a result of a split, dividend or similar subdivision); or (iv) the adoption of any plan of liquidation or dissolution of Parent (whether or not in compliance with the provisions of this Agreement).

“Family Group” means, with respect to any natural Person, such Person’s spouse, brothers and sisters (whether by the whole or half blood or adopted), ancestors and lineal descendants (whether natural or adopted), any trust solely for the benefit of any one or more of the foregoing, and any limited partnership, limited liability company or other entity owned exclusively by any one or more of the foregoing.

“Final Adjustment” has the meaning set forth in Section 10.3.B hereof.

“First Amendment” has the meaning set forth in the recitals hereof.

“First Put Window” has the meaning set forth in Section 8.10.B.(1).

“Fixed Charge Coverage Ratio” shall mean the ratio of (a) net operating income (cash revenues less cash expenses) of the Partnership for the applicable calendar quarter less (i) all regularly scheduled principal amortization payments and all interest payments on all Indebtedness of the Partnership together with any Subsidiaries (excluding any balloon payments), and (ii) the pro rata share of all regularly scheduled principal amortization payments and all interest payments on all Indebtedness of any other entity in which the Partnership directly or indirectly owns an interest (excluding any balloon payments) to (b) the aggregate distribution payable to the holders of Class A Preferred Units and the holders of Common Units (other than the General Partner, the Parent, any of their respective Subsidiaries or Affiliates and any Parent Transferee) under Article 5 hereof for the applicable calendar quarter.

“Fixed Charge Escrow” has the meaning set forth in Section 7.12.D.

“Flow Through Owner” has the meaning set forth in Section 10.7.

“GAAP” means generally accepted accounting principles as used in the United States on the date hereof applied on a consistent basis.

“General Partner” means the Company, in its capacity as the general partner of the Partnership, or any Person who becomes a successor general partner of the Partnership, including Parent Transferee or any successor to the Company by operation of law.

“General Partner Interest” means a Partnership Interest held by the General Partner, in its capacity as general partner.  A General Partner Interest may be expressed as a number of Partnership Units.

“General Partner Partnership Units” has the meaning set forth in Section 4.1.C hereof.

“Gross-Up Amount” has the meaning set forth in Section 10.13.A hereof.

“Group A Restricted Properties” shall mean Tysons Corner Center and Tysons Corner Office Building and all interests in downstream Affiliates of the Partnership directly or indirectly holding such properties.

“Group B Restricted Properties” shall mean Freehold Raceway Mall and Wilton Mall at Saratoga and all interests in downstream Affiliates of the Partnership directly or indirectly holding such properties.

“Group C Restricted Properties” shall mean Freehold Raceway Mall and Danbury Fair Mall and all interests in downstream Affiliates of the Partnership directly or indirectly holding such properties.

“Guarantee Opportunity” has the meaning set forth in Section 10.10.A hereof.

“IRS” means the Internal Revenue Service, which administers the internal revenue laws of the United States.

“Incapacity” or “Incapacitated” means, (i) as to any natural person which is a Partner, death, total physical disability or entry by a court of competent jurisdiction of an order adjudicating him or her incompetent to manage his or her Person or estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its certificate of incorporation; (iii) as to any partnership or limited liability company which is a Partner, the dissolution and commencement of winding up of the partnership or the limited liability company; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate’s entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee) or (vi) as to any Partner, the bankruptcy of such Partner.  For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above; (e) the Partner seeks, consents to or acquiesces in, the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner’s properties; (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof; (g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

“Indebtedness” means any indebtedness of a Person, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness for borrowed money of such Person or any of its Subsidiaries which is secured by any mortgage, lien, charge, pledge, or security interest of any kind existing on property owned by such Person or any of its Subsidiaries (each securing such debt, an “Encumbrance”) to the extent of the lesser of (x) the amount of indebtedness so secured and (y) the fair market value of the property subject to such Encumbrance, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional sale obligations or obligations under any title retention agreement, (iv) the principal amount of all obligations of such Person or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, (v) any lease of property by such Person or any of its Subsidiaries as lessee which is reflected on such Person’s consolidated balance sheet as a capitalized lease in accordance with GAAP, or (vi) interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements, to the extent, in the case of items of indebtedness under (i) through (iii) above, that any such items (other than letters of credit) would appear as a liability on such Person’s consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by such Person or any of its Subsidiaries to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person, whether or not reflected on the Person’s balance sheet pursuant to GAAP (it being understood that Indebtedness shall be deemed to be incurred by such Person or any of its Subsidiaries whenever such Person or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

“Indemnitee” means (i) any Person made a party to a proceeding by reason of his, her or its status as (a) the General Partner or (b) a director, officer, manager, trustee, general partner of the General Partner or any entity that directly or indirectly controls the General Partner, including without limitation, the Partnership and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

“Limited Partner” means any Person (including the Company or its successor) named as a Limited Partner on Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person’s capacity as a limited partner of the Partnership.

“Limited Partner Interest” means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.  A Limited Partner Interest may be expressed as a number of Partnership Units.

“Limited Partner Tax Representative” means Thomas C. Wilmot, Sr. or such other person as he may designate in writing from time to time, provided, however, that in the event of such person’s death or resignation as Limited Partner Tax Representative, holders of a majority-in-interest of the Limited Partners, other than Parent, the General Partner or any of their respective Subsidiaries or Affiliates, or any Parent Transferee shall select a replacement Limited Partner Tax Representative.

“Liquidating Event” has the meaning set forth in Section 13.1.A hereof.

“Liquidator” has the meaning set forth in Section 13.2.A hereof.

“Lock-up Period” has the meaning set forth in Section 8.6.D hereof.

“Merger” has the meaning set forth in the recitals hereof.

“Merger Agreement” means that certain Agreement and Plan of Merger among The Macerich Company, The Macerich Partnership, L.P., MACW, Inc., Wilmorite Properties, Inc. and Wilmorite Holdings, L.P., dated as of December 22, 2004.

“Net Income” means, for any taxable period, the excess, if any, of the Partnership’s items of income and gain for such taxable period over the Partnership’s items of loss and deduction for such taxable period.  The items included in the calculation of Net Income shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for on Exhibit B.  If an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Exhibit C, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

“Net Loss” means, for any taxable period, the excess, if any, of the Partnership’s items of loss and deduction for such taxable period over the Partnership’s items of income and gain for such taxable period.  The items included in the calculation of Net Loss shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for on Exhibit B.  If an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Exhibit C, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.

“Net Owed Amount” has the meaning set forth in Section 8.7.A hereof.

“Net Owed Amount Financing” has the meaning set forth in Section 8.7.A hereof.

“Nonrecourse Built in Gain” means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.B of Exhibit C if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).

“Notice of Redemption” means the Notice of Redemption substantially in the form of Exhibit D to this Agreement.

“Original Agreement” has the meaning set forth in the recitals hereof.

“Other Protected Parties” has the meaning set forth in Section 10.13.B.

“Parent” has the meaning set forth in the recitals hereof and shall be deemed to refer to all successors, including, without limitation, by operation of law.

“Parent Acquisition, Inc.” means MACW, Inc., a Delaware corporation.

“Parent LP” has the meaning set forth in the recitals hereof and shall be deemed to refer to all successors, including, without limitation, by operation of law.

“Parent LP Call Right” has the meaning set forth in Section 8.10.A hereof.

“Parent LP Interests” has the meaning set forth in Section 7.12.A hereof.

“Parent Transferee” has the meaning set forth in Section 11.2.E.

“Participating Election Right” has the meaning set forth in Section 8.7.A hereof.

“Participating Limited Partners” means those Limited Partners listed on Exhibit E attached hereto.

“Participating LP Representative” has the meaning set forth in Section 8.7.B hereof.

“Participating Redemption Date” has the meaning set forth in Section 8.7.A hereof.

“Partner” means a General Partner or a Limited Partner, and “Partners” means the General Partner and the Limited Partners collectively.

“Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).

“Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

“Partnership” has the meaning set forth in the preamble hereof and shall be deemed to refer to all successors, including without limitation, by operation of law.

“Partnership Call Right” has the meaning set forth in Section 8.8.A hereof.

“Partnership Interest” means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.  A Partnership Interest may be expressed as a number of Partnership Units.

“Partnership Merger” has the meaning set forth in the recitals hereof.

“Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

“Partnership Payment Date” means the date on which the General Partner distributes the Available Cash with respect to Partnership Units pursuant to Section 5.1 hereof, which payment date shall be the same as the payment date established by Parent for a distribution to its common stockholders with respect to the same period, or if no such payment date is established by Parent, the payment date for such distribution shall be the 15th day after the end of the applicable quarter.

“Partnership Record Date” means the record date for (i) the distribution of Available Cash with respect to Partnership Units pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by Parent for a distribution to its common stockholders with respect to the same period, or if no such record date is established by Parent, the Partnership Payment Date for such distribution, or (ii) if applicable, determining the Partners entitled to vote on or consent to any proposed action for which the Consent or approval of the Partners is sought.

“Partnership Unit” or “Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1, 4.2, and 4.3 hereof (and includes any class or series of Preferred Units established after the date hereof).  The number of Partnership Units outstanding and, in the case of Common Units, the Percentage Interest in the Partnership represented by such Partnership Units, are set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time.  The ownership of Partnership Units shall be evidenced by such form of certificate for Units as the General Partner adopts from time to time unless the General Partner determines that the Partnership Units shall be uncertificated securities.

“Partnership Unit Put Right” has the meaning set forth in the Section 8.10 hereof.

“Partnership Year” means the fiscal year of the Partnership, which shall be as determined in Section 9.2 hereof.

“Percentage Interest” means, as to a Partner, its percentage interest as a holder of Partnership Interests determined by dividing the Common Units and Class A Preferred Units (on an as-converted basis) owned by such Partner by the total number of Common Units and Class A Preferred Units (on an as-converted basis) then outstanding and as specified on Exhibit A attached hereto, as such Exhibit may be amended from time to time.

“Person” means a natural person, corporation, partnership (whether general or limited), limited liability company, trust, estate, unincorporated organization, association, custodian, nominee or any other individual or entity in its own or any representative capacity.

“Pre-Closing Period Returns” has the meaning set forth in Section 10.1 hereof.

“Preferred Unit” means a limited partnership interest (of any series), other than a Common Unit, represented by a fractional, undivided share of the Partnership Interests of all Partners issued hereunder and which is designated as a “Preferred Unit” (or as a particular class or series of Preferred Units) herein and which has the rights, preferences and other privileges designated herein (including by way of a Certificate of Designations) in respect of a Preferred Unitholder.  The allocation of Preferred Units among the Partners shall be set forth on Exhibit A, as such Exhibit may be amended from time to time.

“Preferred Unitholder” means a Limited Partner that holds Preferred Units (of any class or series).

“Prior Agreements” means collectively the Original Agreement, the First Amendment and the Second Amendment.

“Prior Partnership Tax Protection Agreements” has the meaning set forth in Section 10.17 hereof.

“Pro-Rated Preferred Amount” means an amount equal to the Class A Preferred Return Amount for the most recently completed calendar quarter multiplied by a fraction the numerator of which is equal to the number of days elapsed from the end of the most recent calendar quarter with respect to which the Partnership Record Date has occurred as of the applicable date of determination through the applicable date of determination and the denominator of which is 90 days, which calculation is intended to yield the portion of the Class A Preferred Return Amount accrued to the date of determination based on an assumed 360-day year of twelve 30-day months.

“Property” means any property or other investment in which the Partnership holds an ownership interest, directly or indirectly.

“Protected Assets” has the meaning set forth in Section 10.7 hereof.

“Protected Parties” has the meaning set forth in Section 10.7 hereof.

“Put Windows” means, collectively, the First Put Window and the Second Put Window.

“Qualified REIT Subsidiary” means any Subsidiary of Parent that is a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code.

“Recapture Income” means any gain recognized by the Partnership upon the disposition of any property or asset of the Partnership, which gain is characterized as non-capital gain income because it represents the recapture of deductions previously taken with respect to such property or asset.

“Recognition Event” has the meaning set forth in Section 10.13.A hereof.

“Redeeming Partner” has the meaning set forth in Section 8.6.A hereof.

“Redemption Amount” means either the Cash Amount or the REIT Shares Amount, as determined by Parent, in its sole and absolute discretion.  A Redeeming Partner shall have no right, without Parent’s consent, which consent may be given or withheld in Parent’s sole and absolute discretion, to receive the Redemption Amount in the form of the REIT Shares Amount.

“Redemption Right” has the meaning set forth in Section 8.6.A hereof.

“Regulations” means the Federal Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including any corresponding provisions of succeeding regulations).

“Regulatory Allocations” has the meaning set forth in Exhibit C.

“REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

“REIT Share” means (i) a share of common stock of Parent or (ii) a common equity security for which the Common Unitholders have the right to exchange their Common Unit equivalent interests in the surviving entity in an Extraordinary Transaction permitted by Section 11.2.B hereof.

“REIT Shares Amount” means a number of REIT Shares equal (A) if Common Units are redeemed, to the product of (x) the number of Common Units offered for redemption by a Redeeming Partner multiplied by (y) the Conversion Factor in effect on the date of receipt by the Partnership of a Notice of Redemption or (B) if Class A Preferred Units are redeemed, to the product of (1) the number of Class A Preferred Units offered for redemption by a Redeeming Partner multiplied by (2) the Conversion Rate and multiplied by (3) the Conversion Factor, each in effect on the date of receipt by the Partnership of a Notice of Redemption, and in the case of either (A) or (B) plus (without duplication of any amounts included in (A) or (B)) (i) cash in an amount equal to or (ii) additional REIT Shares with Value equal to the Cumulative Unpaid Common Distribution Amount or the Cumulative Unpaid Class A Preferred Return Amount, as applicable, if any, attributable to the Common or Class A Preferred Units being redeemed or purchased; provided that, in the event Parent has previously issued to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the holders of REIT shares to subscribe for or purchase REIT Shares, or any other securities or property (collectively, “Rights”), and the Rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include that number of Rights that were issuable to a holder of the REIT Shares Amount or REIT Shares on the applicable record date relating to the issuance of such Rights, including by making such adjustments to the Conversion Ratio or the Conversion Factor, for this purpose, as are necessary.

“Required Nonrecourse Debt Amount” has the meaning set forth in Section 10.9 hereof.

“Residual Gain” or “Residual Loss” means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2.B(1)(i) or Section 2.B(2)(i) of Exhibit C to eliminate Book-Tax Disparities.

“Restricted Properties” shall mean the Group A Restricted Properties, the Group B Restricted Properties and the Group C Restricted Properties; provided, however, that in the event any of the Restricted Properties are transferred to a party other than a wholly-owned Subsidiary of the Partnership in compliance with Section 7.12.B hereof, such Restricted Property shall cease to be both a Restricted Property and a Group A Restricted Property, Group B Restricted Property or Group C Restricted Property, as applicable.

“Rights” has the meaning set forth in the definition of “REIT Shares Amount.”

“Rochester Decrease Amount” means an amount, if any, by which the equity value of the Rochester Properties shall have decreased as measured by the calculation below between the Effective Date and the consummation of the Participating Election Right or the Specified Call Date, as applicable.  The Rochester Decrease Amount is intended to reflect the increase in indebtedness attributable to the Rochester Properties, net of extraordinary capital expenditures, leasing commissions and tenant allowances, and shall be determined through the following calculation, provided that the result of the following calculation may not be less than zero (in which case there shall be a Rochester Increase Amount and not a Rochester Decrease Amount):

(i)            The excess of (x) the Rochester Indebtedness as of the Participating Redemption Date or Specified Call Date, as applicable, over (y) the Rochester Indebtedness as of the Effective Date, excluding for all purposes the amount of any Net Owed Amount Financing;

minus

(ii)           any extraordinary capital expenditures made by the Partnership or its Affiliates with respect to significant improvements at the Rochester Properties or a pro rata share of such expenditures with respect to any such property that is not wholly-owned (excluding, without limitation, expenditures relating to the maintenance and operation of the Rochester Properties in the ordinary course of business or the repair or restoration of any partial destruction, casualty or other loss with respect to a Rochester Property in accordance with Section 8.7.C. hereof), which expenditures have been approved and agreed to by the General Partner and the Participating LP Representative;

minus

(iii)          an amount equal to the unamortized amount of any reasonable and customary leasing commissions paid by the owners of the Rochester Properties or a pro rata share with respect to any such property that is not wholly-owned to any leasing or property management agent after the Effective Date, with “unamortized amount” meaning the pro rata unamortized balance of such commissions where the term of the lease or the lease renewal for which a commission was paid will remain in effect after the Participating Election Date or the Specified Call Date, as applicable, assuming a straight-line amortization of the amount of the commission over such term of the lease or lease renewal;

minus

(iv)          an amount equal to the unamortized portion of all tenant cash allowances paid by the owners of the Rochester Properties (or a pro rata share with respect to any such property that is not wholly-owned) to tenants therein in respect of leases executed or renewed after the Effective Date and prior to the Participating Election Date or the Specified Call Date, as applicable, and assuming that all such allowances are amortized over the term of the lease on a straight-line basis, but only to the extent, in the case of each of Eastview Mall and Greece Ridge Center, that such allowances exceed $1,500,000.

“Rochester Increase Amount” means the amount, if any, by which the equity value of the Rochester Properties shall have increased as measured by the calculation below between the Effective Date and the consummation of the Participating Election Right or the Specified Call Date, as applicable.  The Rochester Increase Amount is intended to reflect the decrease in indebtedness attributable to the Rochester Properties and the total amount of extraordinary capital expenditures, leasing commissions and tenant allowances, and shall be determined through the following calculation, provided that the result of the following calculation may not be less than zero (in which case there shall be a Rochester Decrease Amount and not a Rochester Increase Amount):

(i)            The excess, if any, of (x) the Rochester Indebtedness as of the Effective Date, over (y) the Rochester Indebtedness as of the Participating Redemption Date or Specified Call Date, as applicable, excluding for all purposes the amount of any Net Owed Amount Financing;

plus

(ii)           any extraordinary capital expenditures made by the Partnership or its Affiliates with respect to significant improvements at the Rochester Properties or a pro rata share of such expenditures with respect to any such property that is not wholly-owned (excluding, without limitation, expenditures relating to the maintenance and operation of the Rochester Properties in the ordinary course of business or the repair or restoration of any partial destruction, casualty or other loss with respect to a Rochester Property in accordance with Section 8.7.C. hereof), which expenditures have been approved and agreed to by the General Partner and the Participating LP Representative;

plus

(iii)          an amount equal to the unamortized amount of reasonable and customary leasing commissions paid by the owners of the Rochester Properties or a pro rata share with respect to any such property that is not wholly-owned to any leasing or property management agent after the Effective Time, with “unamortized amount” meaning the pro rata unamortized balance of such commissions where the term of the lease or the lease renewal for which a commission was paid will remain in effect after the Participating Election Date or the Specified Call Date, as applicable, assuming a straight-line amortization of the amount of the commission over such term of the lease or lease renewal;

plus

(iv)          an amount equal to the unamortized portion of all tenant cash allowances paid by the owners of the Rochester Properties (or a pro rata share with respect to any such property that is not wholly-owned) to tenants therein in respect of leases executed or renewed after the Effective Date and prior to the Participating Election Date or the Specified Call Date, as applicable, and assuming that all such allowances are amortized over the term of the lease on a straight-line basis, but only to the extent, in the case of each of Eastview Mall and Greece Ridge Center, that such allowances exceed $1,500,000.

“Rochester Indebtedness” means the aggregate outstanding secured and unsecured Indebtedness of Rochester Malls, LLC, and its subsidiaries, or its pro rata share thereof in the case of subsidiaries that are not wholly-owned.

“Rochester Interests” has the meaning set forth in Section 8.7.A hereof.

 “Rochester Properties” or “Rochester Portfolio” means the Eastview Mall, Eastview Commons, Greece Ridge Center, Marketplace Mall and Pittsford Plaza.

“Rochester Malls, LLC” means, for the purposes of this Agreement, the limited liability company to be formed for the purpose of holding, directly or indirectly, the Rochester Properties.

“704(c) Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution, as determined by the General Partner using such reasonable method of valuation as it may adopt.  Subject to Exhibit B hereof, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values.

“Second Amendment” has the meaning set forth in the recitals hereof.

“Second Put Window” has the meaning set forth in Section 8.10.B.(2).

 “Specified Call Date” has the meaning set forth in Section 8.8.A hereof.

“Specified Redemption Date” means the fifteenth (15th) Business Day after receipt by the Partnership (with a copy to Parent) of a Notice of Redemption; provided that if Parent combines its outstanding REIT Shares, no Specified Redemption Date shall occur after the record date of such combination of REIT Shares and prior to the effective date of such combination; provided, further, that such date in no event shall be prior to April 25, 2006.

“Straddle Period Returns” has the meaning set forth in Section 10.1 hereof.

“Subordinated Amounts” means any and all payments of the Partnership that are attributable to (i) any payment of principal or interest with respect to any Indebtedness owing by the Partnership to the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee; (ii) any payments by the Partnership to the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee with respect to any reimbursement of expenses incurred by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee; (iii) any compensation paid by the Partnership to the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee for services rendered and (iv) any other amounts owed to or being paid to the General Partner or any of its respective Subsidiaries or Affiliates or any Parent Transferee.

“Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4 hereof.

“Tax Arbitrator” has the meaning set forth in Section 10.13.D hereof.

“Tax-Deferred Exchange” has the meaning set forth in Section 10.8.A hereof.

“Tax Proceeding” has the meaning set forth in Section 10.3.D hereof.

“Terminating Capital Transaction” means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership, other than a transaction in which gain or loss is not recognized by the Partnership for federal income tax purposes.

“Tier 1 Protected Assets” has the meaning set forth in Section 10.7 hereof.

“Tier 2 Protected Assets” has the meaning set forth in Section 10.7 hereof.

“Tier 1 Protection Period” has the meaning set forth in Section 10.8.A hereof.

“Tier 2 Protection Period” has the meaning set forth in Section 10.8.A hereof.

“Total Put Exercise” has the meaning set forth in Section 8.6.C hereof.

“Unconsolidated Subsidiaries” means, with respect to a Person, those Subsidiaries of such Person that are not consolidated for GAAP purposes.

“Unrealized Gain” attributable to any item of Partnership Property means, as of any date of determination, the excess, if any, of (i) the fair market value of such Property (as determined under Exhibit B hereof) as of such date over (ii) the Carrying Value of such Property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date.

“Unrealized Loss” attributable to any item of Partnership Property means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such Property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date over (ii) the fair market value of such Property (as determined under Exhibit B hereof) as of such date.

“Valuation Date” means the date of receipt by the Partnership of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

“Value” means, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days ending on and including the Valuation Date.  The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any national securities exchange or the NASDAQ National Market System, the closing price on such day as reported by such national securities exchange or the NASDAQ National Market System, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any national securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; (iii) if the REIT Shares are not listed or admitted to trading on any national securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; or (iv) if none of the conditions set forth in clauses (i), (ii), or (iii) is met then, unless the holder of the Partnership Units being redeemed and the General Partner otherwise agree, with respect to a REIT Share per Common Unit offered for redemption, the amount that a holder of one Common Unit would receive if each of the assets of the Partnership were sold for its fair market value on the Specified Redemption Date, the Partnership were to pay all of its outstanding liabilities, and the remaining proceeds were to be distributed to the Partners in accordance with the terms of this Agreement.  Such Value shall be determined by the General Partner, acting in good faith and based upon a commercially reasonable estimate of the amount that would be realized by the Partnership if each asset of the Partnership (and each asset of each partnership, limited liability company, trust, joint venture or other entity in which the Partnership owns a direct or indirect interest) were sold to an unrelated purchaser in an arms’ length transaction where neither the purchaser nor the seller were under any economic compulsion to enter into the transaction (without regard to any discount in value as a result of the Partnership’s minority interest in any property or any illiquidity of the Partnership’s interest in any property).  In the event the REIT Shares Amount includes Rights, then the Value of such Rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; provided that the Value of any Rights issued pursuant to a “Shareholder Rights Plan” shall be deemed to have no value unless a “triggering event” shall have occurred (i.e., if the Rights issued pursuant thereto are no longer “attached” to the REIT Shares and are able to trade independently).

“Wilmorite Limited Partners” has the meaning set forth in Section 10.7 hereof.

“Zone Credit” means the refundable real property tax credits originating from Qualified Empire Zone Entities pursuant to Section 15 of the New York Tax Law, as amended.

ARTICLE II - ORGANIZATIONAL MATTERS

Section 2.1.  Formation and Continuation

The Partnership was formed as a limited partnership organized pursuant to the provisions of the Act by filing the Certificate of Limited Partnership with the Delaware Secretary of State on October 20, 1999.  Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act.  No Partner has any interest in any Partnership property, and the Partnership Interest of each Partner shall be personal property for all purposes.

Section 2.2.  Name

Prior to the Effective Date, the name of the Partnership was “Wilmorite Holdings, L.P.”  From and after the Effective Date, upon the effectiveness of the Partnership Merger, the name of the Partnership shall be MACWH, LP.  Immediately following the Merger, an amendment to the Partnership’s Certificate of Limited Partnership was filed to reflect the change in the name of General Partner.  In accordance with Section 17-211(c) of the Act, the Certificate of Merger of Merger Sub, L.P. into the Partnership shall amend the Certificate of Limited Partnership to reflect the name of the Partnership.  The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof.  The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires.  The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

Section 2.3.  Registered Office and Agent; Principal Office

The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.  The principal business office of the Partnership shall be c/o The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.  The General Partner may from time to time designate in its sole and absolute discretion another registered agent or another location for the registered office or principal place of business, and shall provide the Limited Partners with notice of such change promptly following its effective date.  The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

Section 2.4.  Power of Attorney

A.            Each Limited Partner hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys in fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney in fact, with full power and authority in its name, place and stead to:

(1)           execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or any Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, XII or XIII hereof or the Capital Contribution of any Partner and (v) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

(2)           execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article XIV hereof or as may be otherwise expressly provided for in this Agreement.  This power of attorney may be executed by such agent and attorney-in-fact for all Limited Partners (or any of them) by a single signature of the attorney-in-fact with or without listing all of the Limited Partners executing an instrument.

B.            The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and, to the fullest extent permitted by law, it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or the transfer of all or any portion of such Limited Partner’s Partnership Units and shall extend to such Limited Partner’s heirs, successors, assigns and personal representatives.  Each such Limited Partner, to the fullest extent permitted by law, hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner, to the fullest extent permitted by law, hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney.  Each Limited Partner shall execute and deliver to the General Partner or any Liquidator, within fifteen (15) days after receipt of the General Partner’s or such Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or any Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

Section 2.5.  Term

The term of the Partnership commenced on October 20, 1999 and shall continue until December 31, 2099, unless the Partnership is dissolved and terminated sooner pursuant to the provisions of Article XIII hereof or as otherwise provided by law.

ARTICLE III - PURPOSE

Section 3.1.  Purpose and Business

The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit Parent at all times to be qualified as a REIT for federal income tax purposes, unless and until Parent is not qualified or ceases to qualify as a REIT for any reason or reasons other than the conduct of the business of the Partnership; (ii) to enter into any partnership, joint venture, limited liability company or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged, directly or indirectly, in any of the foregoing; and (iii) to do anything necessary or incidental to the foregoing.  In connection with the foregoing, and without limiting Parent’s right, in its sole discretion, to cease qualifying as a REIT, the Partners acknowledge that Parent’s status as a REIT inures to the benefit of all of the Partners and not solely the General Partner or its Affiliates.

Section 3.2.  Powers

The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that (i) the Partnership shall not have the authority to take any actions expressly prohibited by this Agreement and (ii) the Partnership shall not take, or omit to take, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (a) could adversely affect the ability of Parent to achieve or maintain qualification as a REIT or (b) could violate any law or regulation of any governmental body or agency having jurisdiction over Parent or its securities, unless in each case any such action (or inaction) under the foregoing clauses (a) or (b) shall have been specifically consented to by Parent in writing.  Notwithstanding the foregoing or any other provision of this

Agreement, any provision of this Agreement that might jeopardize the REIT status of Parent (or any of its Affiliates) shall be void and of no effect, or reformed, as necessary, to avoid any loss of REIT status, provided, however, that Parent has the right, in its sole discretion, to cease qualifying as a REIT.

ARTICLE IV - CAPITAL CONTRIBUTIONS

Section 4.1.  Capital Contributions of the Partners

A.            Prior to the Effective Date, the Partners have made Capital Contributions to the Partnership as reflected on Exhibit A attached hereto and in connection with the Partnership Merger, the Partners were offered the opportunity to elect to exchange for cash any Partnership Interest then held or to exchange such Partnership Interest for Partnership Interests designated herein as “Common Units” or “Class A Preferred Units”, each with the rights, powers, duties and other terms outlined in this Agreement.  On the Effective Date, upon the effectiveness of the Partnership Merger, this Agreement became effective and replaced the Second Amendment in its entirety.  In connection with the amendments effected by this Agreement, among other things, the Partnership amended the terms of the Common Units as reflected herein, and designated herein the rights of Class A Preferred Units.  As of the Effective Date (after taking into account the Merger, the Partnership Merger and any Capital Contributions or redemptions relating thereto as well as the amendments to the terms of the Common and Preferred Units), the (i) number and class of Partnership Units held by each Partner, (ii) Capital Account balance of each Partner(1) and (iii) Percentage Interest of each Partner are as set forth on Exhibit A, which Percentage Interest may be adjusted on Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, additional Capital Contributions, the issuance of additional Partnership Units (pursuant to any merger or otherwise), or similar events having an effect on any Partner’s Percentage Interest.

B.            The Partners listed on Exhibit A attached hereto have heretofore been admitted as Partners, and upon the execution of this Agreement or a counterpart of this Agreement, the Partners listed on Exhibit A attached hereto shall continue as Partners.  The Common Units and Class A Preferred Units issued pursuant to this Agreement and the Partnership Merger Agreement are duly authorized and validly issued limited partner interests in the Partnership.

C.            To the extent the Partnership acquires any property (or an indirect interest therein) by the merger of any other Person into the Partnership or with or into a Subsidiary of the Partnership in a triangular merger, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership or with or into a Subsidiary of the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement (or if not so provided, as determined by the General Partner in its reasonable discretion) and as set forth on Exhibit A, as amended to reflect such deemed Capital Contributions.

D.            The number of Common Units held by the General Partner equal to one percent (1%) of all outstanding Common Units shall be deemed to be the “General Partner

(1)           The Capital Account balances will reflect a full book-up as of the Effective Date.

Partnership Units” and shall be the General Partner Interest.  All other Partnership Units held by the General Partner shall be deemed to be Limited Partner Interests and shall be held by the General Partner in its capacity as a Limited Partner in the Partnership.

E.             Except as provided in Sections 4.2 and 10.5 hereof, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

Section 4.2.  Future Issuances of Additional Partnership Interests

A.            The General Partner is hereby authorized, in its sole and absolute discretion and without the approval of the Limited Partners, to cause the Partnership from time to time to issue to the Partners (including the General Partner and its Affiliates) or other Persons (including, without limitation, in connection with the contribution of cash and other property to the Partnership) additional Partnership Units or other Partnership Interests in one or more classes, or in one or more series of any of such classes, with such designations, preferences, and relative, participating, optional, or other special rights, powers and duties all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, including, without limitation, (i) rights, powers, and duties senior to one or more classes or series of Partnership Interests and any other Partnership Units outstanding or thereafter issued; (ii) the rights to an allocation of items of Partnership income, gain, loss, deduction, and credit to each such class or series of Partnership Interests; (iii) the rights of each such class or series of Partnership Interests to share in Partnership distributions; and (iv) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided that no such additional Partnership Units or other Partnership Interests shall be issued to the General Partner or Parent or any of their respective Subsidiaries or Affiliates, unless either (x) Parent, the General Partner or any of their respective Subsidiaries or Affiliates, as applicable, shall make a Capital Contribution to the Partnership in an amount equal to the fair market value of such Partnership Units or other Partnership Interest (as determined in good faith by the General Partner; provided, however, that for purposes hereof the fair market value of a Common Unit of the same class of Common Units of the Limited Partners shall be equal to (A) the Value of that number of REIT Shares (or fraction thereof) comprising the REIT Shares Amount attributable to a single Common Unit of such class as of the date of issuance of such Common Unit or (B) with respect to issuances on the Effective Date, the Partnership Cash Consideration (as defined in the Merger Agreement), or (y) additional Partnership Units or other Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests; and provided further that no such additional Partnership Units or other Partnership Interests shall be issued to Parent, the General Partner or any of their respective Subsidiaries or Affiliates or any Parent Transferee, with rights to distributions during the operation or upon the liquidation of the Partnership that are senior to the distributions of the Limited Partners during the operation or upon the liquidation of Partnership or with rights to Net Losses that would result in a change in the priority of allocation of Net Losses pursuant to Section 6.1.B hereof in a manner that has an adverse effect upon any of the Limited Partners, without the Consent of the Limited Partners holding two-thirds-in-interest of the Common Units and the Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee, or such other percentage of the Limited Partners as may be specifically provided for under a provision of this Agreement.  Upon the issuance of additional Partnership Interests in accordance with this Section 4.2.A and the satisfaction of the conditions set forth in Section 12.2 hereof, the holders of such additional Partnership Interests shall be admitted to the Partnership as Additional Limited Partners.

B.                                     In the event that the Partnership issues Partnership Interests pursuant to Section 4.2.A hereof, the General Partner may make such revisions to this Agreement (without any requirement of receiving approval of the Limited Partners), as it deems necessary to reflect the issuance of such additional Partnership Interests and the special rights, powers, and duties associated therewith.

Section 4.3.  Other Contribution Provisions

If any Partner is admitted to the Partnership and is given a positive Capital Account balance in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership as if the Partnership had compensated such Partner in cash, and such Partner had contributed such cash to the capital of the Partnership.

Section 4.4.  No Preemptive Rights

Except to the extent expressly granted by the Partnership pursuant to another agreement, no Person shall have any preemptive, preferential or other similar right with respect to (i) Capital Contributions or loans to the Partnership or (ii) the issuance or sale of any Partnership Units or other Partnership Interests.

Section 4.5.  No Interest on Capital

No Partner shall be entitled to interest on its Capital Contributions or its Capital Account.  Except as provided herein or by law, no Partner shall have any right to withdraw any part of its Capital Account or to demand or receive the return of its Capital Contributions.

ARTICLE V - DISTRIBUTIONS

Section 5.1.  Requirement and Characterization of Distributions

Subject to Sections 5.3, 5.4 and 5.5 hereof, the General Partner shall distribute to the Common and Preferred Unitholders who are Partners as of the Partnership Record Date at least quarterly an amount equal to one hundred percent (100%) of Available Cash generated by the Partnership during the last full calendar quarter, or, if applicable, the relevant shorter period (including, (1) the period from the day after Effective Date to the end of the first calendar quarter ending after the Effective Date, and (2) the period from the beginning of the calendar quarter in which commencement of the dissolution and liquidation of the Partnership occurs through the date of such commencement) on the Partnership Payment Date as follows:

A.                                   first, to the Class A Preferred Unitholders who are Partners on the Partnership Record Date with respect to such distribution, pro rata among them in proportion to the Cumulative Unpaid Class A Preferred Return Amount, if any, of each such Class A Preferred Unitholder until the Cumulative Unpaid Class A Preferred Return Amount of each Class A Preferred Unitholder is reduced to zero;

B.                                     second, to the Class A Preferred Unitholders who are Partners on the Partnership Record Date with respect to such distribution, pro rata among them in proportion to the Class A Preferred Return Amount, if any, of each such Class A Preferred Unitholder, until each such Class A Preferred Unitholder has received an amount equal to the Class A Preferred Return Amount with respect to such distribution;

C.                                     third, to the Common Unitholders (other than the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee) who are Partners on the Partnership Record Date with respect to such distribution, pro rata among them in proportion to the Cumulative Unpaid Common Distribution Amount, if any, of each such Common Unitholder until the Cumulative Unpaid Common Distribution Amount of each such Common Unitholder is reduced to zero;

D.                                    fourth, to the Common Unitholders (other than the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee) who are Partners on the Partnership Record Date with respect to such distribution, pro rata among them in proportion to the Common Distribution Amount, if any, of each such Common Unitholder, until each such Common Unitholder has received an amount equal to the Common Distribution Amount with respect to such distribution; and

E.                                      thereafter and without limitation, one hundred percent (100%) to the General Partner, Parent and their respective Subsidiaries and Affiliates or any Parent Transferee (and any permitted transferee under Section 11.3 hereof) pro rata in proportion to the Common Units held by the General Partner, Parent and their respective Subsidiaries and Affiliates or any Parent Transferee (and any permitted transferee under Section 11.3 hereof).

Notwithstanding the foregoing, in no event may a Partner receive a distribution of Available Cash with respect to a Common Unit or Class A Preferred Unit if and to the extent that such Common Unit or Class A Preferred Unit has been redeemed or exchanged prior to the Partnership Record Date for the same period.  In addition, for the avoidance of doubt, no Partner shall receive a distribution with respect to a Common Unit or a Class A Preferred Unit and a dividend with respect to a REIT Share received upon redemption of such Common Unit or Class A Preferred Unit for the same quarter.

Section 5.2.  Amounts Withheld

All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the Partners shall be treated as amounts distributed to the Partners pursuant to Section 5.1 hereof for all purposes under this Agreement.

Section 5.3.  Distributions Upon Liquidation

Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2 hereof.

Section 5.4.  Subordinated Amounts

Notwithstanding any other provision of this Agreement to the contrary, the Partnership shall not pay any Subordinated Amounts unless and until the Cumulative Unpaid Common Distribution Amounts and the Common Distribution Amounts of all of the holders of Common Units (other than the General Partner, Parent and their respective Subsidiaries and Affiliates and Parent Transferees) have been reduced to zero.  Subordinated Amounts shall be paid prior to the payment of distributions under Section 5.1.E.  In addition, any payment of Subordinated Amounts shall be considered as a distribution of Available Cash solely for purposes of the one hundred percent (100%) distribution requirement of Section 5.1 hereof.

Section 5.5  Limitation on Distributions

Notwithstanding anything to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not be required to make a distribution to any Partner on account of its interest in the Partnership if such distribution would violate the Act or other applicable law; provided, however, that any amounts not paid as a result thereof shall continue to accumulate as Cumulative Unpaid Class A Preferred Return Amount or Cumulative Unpaid Common Distribution Amount, as applicable.

ARTICLE VI - ALLOCATIONS

Section 6.1.  Allocations For Capital Account Purposes

For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership’s items of income, gain, loss and deduction (computed in accordance with Exhibit B hereof) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

A.                                   Net Income. Net Income shall be allocated:

(1)                                  first, to the General Partner to the extent that Net Losses previously allocated to the General Partner pursuant to Section 6.1.B(3) hereof for all prior taxable years exceed Net Income previously allocated to the General Partner pursuant to this Section 6.1.A(1) for all prior taxable years;

(2)                                  second, to Partners holding Class A Preferred Units to the extent that Net Losses previously allocated to such Partners pursuant to Section 6.1.B(2) hereof for all prior taxable years exceed Net Income previously allocated to such Partners pursuant to this Section 6.1.A(2) for all prior taxable years;

(3)                                  third, to Partners holding Common Units to the extent that Net Losses previously allocated to such Partners pursuant to Section 6.1.B(1) hereof for all prior taxable years exceed Net Income previously allocated to such Partners pursuant to this Section 6.1.A(3) for all prior taxable years;

(4)                                  fourth, to Partners holding Class A Preferred Units, pro rata in proportion to the number of Class A Preferred Units held by them, until each such Class A Preferred Unit has been allocated Net Income equal to the excess of (x) the cumulative amount of preferred distributions such Partners are entitled to receive pursuant to Section 5.1 hereof as of the last day of the current taxable year or to the date of redemption to the extent such Partnership Interests are redeemed during such taxable year over (y) the cumulative Net Income allocated to such Partners pursuant to this Section 6.1.A(4) for all prior taxable years;

(5)                                  fifth, to Partners holding Common Units pro rata in proportion to and up to the amount of any distributions received by each such Partner pursuant to Section 5.1 hereof for the current taxable year or other taxable period (provided that for purposes of this Section 6.1.A(5) the General Partner may include in the calculation of distributions received by a Partner during any taxable year or other taxable period of the Partnership any distributions received by the Partner on or before the thirtieth (30th) day following the end of the particular taxable year or other period of the Partnership, provided further that, if the General Partner elects to include the distribution in any such calculation, any such distribution shall be disregarded for purposes of determining allocations of income in the year in which it is actually made); and

(6)                                  sixth, the remaining Net Income of the Partnership shall be allocated one hundred percent (100%) to the General Partner and its Subsidiaries and Affiliates (and any Parent Transferee or permitted transferee under Section 11.3 hereof) pro rata in proportion to the Common Units held by the General Partner and its respective Subsidiaries and Affiliates (and any Parent Transferee or permitted transferee under Section 11.3 hereof).

B.                                     Net Losses. After giving effect to the special allocations set forth in Section 1 of Exhibit C attached hereto, Net Losses shall be allocated:

(1)                                  first, with respect to Common Units, pro rata in proportion to each Partner’s respective Adjusted Capital Account as of the last day of the period for which such allocation is being made until the Adjusted Capital Account (ignoring for this purpose any amounts a Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations Section 1.704-1(b)(2)(ii)(c)(2)) of each Partner with respect to such Common Units is reduced to zero;

(2)                                  second, to the Partners holding Preferred Units in accordance with the rights of such class of Preferred Units (and, if there is more than one class of such Preferred Units, then in the reverse order of their preferences in distributions), until the Adjusted Capital Account (modified in the same manner as in the parenthetical in the immediately preceding clause (1)) of each such Partner with respect to such Preferred Units is reduced to zero; and

(3)                                  third, to the General Partner.

C.                                     For purposes of Regulations Section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain; and (ii) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners (A) first, to each Partner pro rata in proportion to and up to the amount of built-in gain that is allocable to such Partner with respect to Section 704(c) property (as defined under Regulations Section 1.704-3(a)(3)(ii)) or property for which reverse 704(c) allocations are applicable (as described in Regulations Section 1.704-3(a)(6)(i)) to the extent permitted by Regulations Section 1.752-3(a)(3) (as initially set forth on Schedule 10.9); and (B) thereafter, to the Partners in accordance with each Partner’s share of partnership profits as determined by the General Partner in a manner consistent with Regulations Section 1.752-3(a)(3).

D.                                    Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to Exhibit C, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

E.                                      Notwithstanding anything to the contrary in this Agreement, upon any conversion of Class A Preferred Units pursuant to Section 8.6.C or Section 8.9 hereof or otherwise, items of income, gain, loss and deduction resulting from the revaluation of the Partnership assets pursuant to Section 1.D of Exhibit B hereto otherwise allocable to the converting Limited Partner and the General Partner and its Subsidiaries and Affiliates or any Parent Transferee shall be specially allocated to the holder of the Class A Preferred Units and the General Partner and its Subsidiaries and Affiliates until so much of the Capital Account of such holder represented by the Class A Preferred Units being converted by such holder equals the aggregate Capital Accounts of holders of Common Units other than the General Partner and its Subsidiaries and Affiliates or any Parent Transferee (after giving effect to any allocation of income, gain, loss and deduction to such holders as a result of the applicable revaluation) divided by the number of Common Units outstanding and owned by such holders of Common Units not owned by the General Partner and its Subsidiaries and Affiliates or any Parent Transferee immediately prior to the conversion.

Section 6.2.  Substantial Economic Effect

It is the intent of the Partners that the allocations of Net Income and Net Losses under this Agreement have substantial economic effect (or be consistent with the Partners’ interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto.  This Article VI and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

ARTICLE VII - MANAGEMENT AND OPERATIONS OF BUSINESS

Section 7.1.  Management

A.                                   Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership.  Notwithstanding anything to the contrary in this Agreement, the General Partner may not be removed by the Limited Partners with or without cause.  In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Sections 7.1.B, 7.3, 7.12, 8.7, 8.8, Article X and Section 11.2 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof (subject to the proviso in Section 3.2 hereof), including, without limitation:

(1)                                  the making of any expenditures, the lending or borrowing of money, the assumption or guaranty of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership’s assets) and the incurring of any other obligations it deems necessary for the conduct of the activities of the Partnership;

(2)                                  the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership, the registration of any class of securities of the Partnership under the Securities Exchange Act of 1934, as amended, and the listing of any debt securities of the Partnership on any exchange;

(3)                                  the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity on such terms as the General Partner deems proper (all of the foregoing subject to prior approval as provided elsewhere in this Agreement);

(4)                                  the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms the General Partner, in good faith, deems proper, including, without limitation, the financing of the conduct of the operations of the General Partner, Partnership or any Subsidiary of the Partnership, the lending of funds to other Persons (including, without limitation, any Subsidiary of the Partnership) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to any of its Subsidiaries, the holding of any real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee or trustee (subject to Section 7.10 hereof), the creation, by grant or otherwise, of easements or servitudes, and the performance of any and all acts necessary or appropriate to the operation of the Partnership assets including, but not limited to, applications for rezoning, objections to rezoning, constructing, altering, improving, repairing, renovating, rehabilitating, razing, demolishing or condemning any improvements or property of the Partnership;

(5)                                  the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership or any Person in which the Partnership has made a direct or indirect equity investment;

(6)                                  the negotiation, execution, and performance of any contracts, conveyances or other instruments (including with Affiliates of the Partnership to the extent permitted by this Agreement) that the General Partner considers useful or necessary to the conduct of the Partnership’s operations or the implementation of the General Partner’s powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership’s assets;

(7)                                  the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

(8)                                  the holding, managing, investing and reinvesting of cash and other assets of the Partnership;

(9)                                  the collection and receipt of revenues and income of the Partnership;

(10)                            the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as “president,” “vice president,” “secretary” and “treasurer” of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or hiring, including waivers of conflicts of interest and the payment of their expenses and compensation out of the Partnership’s assets;

(11)                            the maintenance of such insurance for the benefit of the Partnership, the Partners and directors and officers thereof as it deems necessary or appropriate in good faith;

(12)                            the formation of, or acquisition of an interest in, and the contribution of property to, any other corporations, limited or general partnerships, joint ventures or other entities or relationships that it, in good faith, deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time), provided that, as long as Parent has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause Parent to fail to qualify as a REIT;

(13)                            the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expenses, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(14)                            the undertaking of any action in connection with the Partnership’s direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons, incurring indebtedness on behalf of, or guarantying the obligations of, any such Persons);

(15)                            the determination of the fair market value of any Partnership Property distributed in kind using such reasonable method of valuation as the General Partner may adopt in good faith (excluding distributions pursuant to Section 8.7 or 8.8 hereof);

(16)                            the exercise, directly or indirectly, through any attorney in fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

(17)                            the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

(18)                            the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

(19)                            the making, execution and delivery of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate, in the good faith judgment of the General Partner, for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

(20)                            the maintenance of the Partnership’s books and records;

(21)                            the issuance of additional Partnership Units, as appropriate, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article IV hereof;

(22)                            the distribution of cash to acquire Partnership Units held by a Limited Partner in connection with a Limited Partner’s exercise of its Redemption Right under Section 8.6 hereof, and the in-kind distribution of the Rochester Interests in connection with the transactions contemplated in Section 8.7 or 8.8 hereof;

(23)                            to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” for purposes of Section 7704 of the Code, including but not limited to imposing restrictions on transfers and restrictions on redemptions (other than redemptions contemplated by this Agreement); and

(24)                            to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing Parent at all times to qualify as a REIT unless Parent voluntarily terminates its REIT status) and to possess and enjoy all the rights and powers of a general partner as provided by the Act.

B.                                     Management Limitations on the Rochester Properties

(1)                                  Notwithstanding anything in this Agreement to the contrary, until the earlier of (a) August 31, 2010, and (b) the waiver by the Partnership or termination pursuant to Section 8.8.E hereof of the Partnership Call Right, none of Parent, the General Partner or any of their respective Subsidiaries or Affiliates shall, without the Consent of the Participating LP Representative, take any of the following actions:

(i)                                     except pursuant to credit facilities in existence as of the date hereof, incur or refinance any amount of indebtedness for borrowed money secured by the Rochester Properties, guarantee any indebtedness secured by the Rochester Properties, mortgage, pledge or otherwise encumber any assets of, or create or suffer any material lien upon, any of the Rochester Properties in excess of 105% of the current amount of indebtedness on such property, or pursuant to terms that would change floating rate indebtedness into fixed rate indebtedness;

(ii)                                  enter into, terminate, modify or supplement any tax increment financing related to any of the Rochester Properties;

(iii)                               directly or indirectly purchase, acquire or agree to acquire by any other manner, the fee or leasehold interest of any anchor tenant maintained at any of the Rochester Properties;

(iv)                              enter into, terminate or modify in any material respect any agreement with a tenant in connection with a new space that consists of square footage in excess of 35,000 square feet or in replacement of an existing space maintained by any of the Rochester Properties;

(v)                                 enter into, terminate or modify any (a) material contract with respect to the Rochester Properties or in connection therewith requiring Rochester Malls, LLC or the relevant property owner to pay amounts in excess of

$100,000 individually or $1 million in the aggregate or that cannot be terminated without penalty upon either (x) no more than 60 days notice or (y) prior to the expiration of the Participating Election Right, or (b) easement agreement or similar agreement affecting any Rochester Property; and

(vi)                              amend, terminate or otherwise modify or agree to amend, terminate or modify, any reciprocal easement agreement or supplemental agreement related to any Rochester Property.

C.                                     Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law, rule or regulation.  The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

D.                                    At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amounts as the General Partner, in its reasonable discretion, deems appropriate and reasonable from time to time, including upon liquidation of the Partnership under Article XIII hereof.

E.                                      At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the Properties of the Partnership, (ii) liability insurance for the Indemnitees hereunder and (iii) such other insurance as the General Partner, in its reasonable discretion, determines to be necessary.

F.                                      Except as otherwise provided herein or expressly agreed to in a separate written agreement between the General Partner and one or more Limited Partners, in exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it.  Except as otherwise provided herein or expressly agreed to in a separate written agreement between the General Partner and one or more Limited Partners, or with respect to actions taken in bad faith, the General Partner and the Partnership shall not have liability to a Limited Partner as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

Section 7.2.  Certificate of Limited Partnership

The General Partner has previously filed the Certificate of Limited Partnership with the Secretary of State of the State of Delaware as required by the Act.  Immediately following the Merger, the Certificate of Limited Partnership was amended to reflect the change of the name of the General Partner.  The Certificate of Limited Partnership is being further amended as of the Effective Date, pursuant to the amendment to change the name of the Limited Partnership contained in the Certificate of Merger of Merger Sub, L.P. into the Partnership.  To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all of the things necessary to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property.  Subject to the terms of Section 8.5.A(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership or any amendment thereto to any Limited Partner.  The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property.

Section 7.3.  Restrictions on General Partner Authority

A.                                   Except as provided in this Agreement to the contrary, the General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the Consent of Limited Partners holding a majority-in-interest of the Common Units and the Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates, or any Parent Transferee, or such other percentage of the Limited Partners as may be specifically provided for under a provision of this Agreement.

B.                                     Prior to June 1, 2011, and notwithstanding any other provision contained herein to the contrary, to the fullest extent permitted by law, the General Partner may not cause the Partnership to liquidate, dissolve or make an exchange offer for any of the outstanding Partnership Interests, other than those held by the General Partner, Parent or any of their respective Subsidiaries and Affiliates or any Parent Transferee, or otherwise engage in a transaction that would result in the repurchase or exchange of the Units other than as provided in Article VIII hereof.  After June 1, 2011, except as provided in Section 8.10, or in Article XIII hereof, the General Partner may not cause the Partnership to liquidate, without the Consent of Limited Partners holding two-thirds-in-interest of the Percentage Interests of the Common Units and Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent, or any of their respective Subsidiaries or Affiliates or any Parent Transferee.

C.                                     Except as permitted in Section 11.2.E, the General Partner shall not transfer or assign its General Partner Interest to any Person other than Parent, Parent LP or a direct or indirect Subsidiary of Parent or Parent LP without the Consent of Limited Partners holding a majority-in-interest of the Common Units and Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee, provided, however, that a merger, consolidation or other business combination involving the General Partner shall not constitute a “transfer” or “assignment” of its General Partner Interest for purposes of this Section 7.3.C so long as the General Partner complies with Section 11.2.B hereof.

D.                                    Except as provided in Section 7.12.B, Section 8.7, Section 10.8 or Article XIII hereof, the General Partner may not directly or indirectly, cause the Partnership to sell, exchange, transfer or otherwise dispose of all or substantially all of the Partnership’s assets in a single transaction or a series of related transactions (including by way of merger (including a triangular merger), consolidation or other combination with any other Persons except (i) if such sale, exchange, transfer, merger or other transaction is in connection with an Extraordinary Transaction permitted under Section 11.2.B hereof or (ii) with the Consent of the Limited Partners holding a majority-in-interest of the Common Units and Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee.

E.                                      The General Partner shall not cause the Partnership to commence a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law or to consent to the filing of any involuntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, without the Consent of Limited Partners holding two-thirds in interest of the Common Units and Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee.

Section 7.4.  Compensation of the General Partner

A.                                   The General Partner and its Affiliates and their employees may perform services for the Partnership, including without limitation, property management, construction management, leasing, legal, accounting, sale and other services with respect to the Partnership and its assets, and may compensate and reimburse such Persons for such services determined on a fair market value basis, provided that such compensation and reimbursement shall be considered Subordinated Amounts.

B.                                     The General Partner shall be reimbursed on a monthly basis, or such other basis as it may determine in its sole and absolute discretion, for all out-of-pocket expenses actually incurred and compensation paid to Persons who are not Affiliates of the General Partner (and to Affiliates as provided in Section 7.4.A above) relating to the ownership and operation of, or for the benefit of, the Partnership.

Section 7.5.  Outside Activities of the General Partner

Nothing herein contained shall prevent or prohibit the General Partner or any employee or other Affiliate of the General Partner from entering into, engaging in or conducting any other activity or performing for a fee any service including (without limiting the generality of the foregoing) engaging in any business dealing with real property of any type or location; acting as a director, officer or employee of any corporation, as a trustee of any trust, as a general partner of any partnership, or as an administrative official of any other business entity; or receiving compensation for services to, or participating in profits derived from the investments of any such corporation, trust, partnership or other entity, regardless of whether such activities are competitive with the Partnership (subject to Section 8.7.D hereof); provided in each case that such activity, service, acting, receipt of compensation or participation in profits relates to or is in connection with the business of Parent and/or Parent LP.  Nothing herein shall require the General Partner or any employee or Affiliate thereof to offer any interest in such activities to the Partnership or any Partner and the doctrine of “corporate opportunity” shall not apply to such activities.  The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests except as otherwise expressly stated in this Agreement.

Section 7.6.  Contracts with Affiliates

A.                                   Except as provided elsewhere in this Agreement, the Partnership may lend or contribute funds or other assets to any Affiliate or Subsidiary or other Persons in which it has an investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner.  The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

B.                                     Except as provided elsewhere in this Agreement, the Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

C.                                     Except as expressly prohibited by this Agreement or expressly agreed to in a separate written agreement, the General Partner or any of its Affiliates may sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable to the Partnership and the Limited Partners.

D.                                    The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the Partnership, any Subsidiary of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any Subsidiary of the Partnership.

E.                                      The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

Section 7.7.  Indemnification

A.                                   To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, whether or not by or in the right of the Partnership that relate to the operations of the Partnership as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it has been determined in a judicial proceeding that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper and unpermitted personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful.  Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty (except a guaranty by a Limited Partner of nonrecourse indebtedness of the Partnership or as otherwise provided in any such loan guaranty) or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness.  The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A.  The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A.  Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this Section 7.7.

B.                                     Reasonable expenses incurred by an Indemnitee or expected to be incurred by an Indemnitee shall be paid or reimbursed by the Partnership in advance of the final disposition of any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative made or threatened against an Indemnitee upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.7.A hereof has been met and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

C.                                     The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

D.                                    The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

E.                                      For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

F.                                      In no event may an Indemnitee subject any of the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

G.                                     An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

H.                                    The provisions of this Section 7.7 are for the benefit of the Indemnitees, their employees, officers, directors, trustees, heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.  Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Partnership’s liability to any Indemnitee under this Section 7.7, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

I.                                         If and to the extent any payments to the General Partner pursuant to this Section 7.7 constitute gross income to the General Partner (as opposed to the repayment of advances made on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners and shall not be treated as distributions for purposes of computing the Partners’ Capital Accounts.

Section 7.8.  Liability of the General Partner

A.                                   Except as otherwise provided herein or by law, neither the General Partner, nor any of its directors, officers, partners, agents or employees, shall be liable for monetary damages to the Partnership or any Partnership Subsidiary or any Partners for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or of any act or omission if the General Partner acted in good faith, in compliance with this Agreement and in compliance with the law.

B.                                     Except as otherwise provided herein or expressly agreed to in a separate written agreement, the Limited Partners expressly acknowledge that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including without limitation, the tax consequences to Limited Partners) in deciding whether to cause the

Partnership to take (or decline to take) any actions which the General Partner has undertaken (or not taken) in good faith on behalf of the Partnership.  In the event of a conflict between the interests of the General Partner or its shareholders, on the one hand, and the Limited Partners, on the other hand, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either its shareholders or the Limited Partners.  Subject to its obligations and duties as General Partner set forth in Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents.  The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

C.                                     Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s and its officers’ and directors’ liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9.  Other Matters Concerning the General Partner

A.                                   The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

B.                                     The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

C.                                     The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys in fact.  Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform each and every act and duty which is permitted or required to be done by the General Partner hereunder.

D.                                    Notwithstanding any provision of the Act and except as specifically limited by this Agreement, any action of the General Partner on behalf of the Partnership or any Partnership Subsidiary or any decision of the General Partner to refrain from acting on behalf of the Partnership or any Partnership Subsidiary, undertaken in the good faith belief that such action or omission is necessary or advisable in order to protect the ability of the Parent to continue to qualify as a REIT is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

Section 7.10.  Title to Partnership Assets

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof.  Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner.  The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner or such nominee or Affiliate for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use commercially reasonable efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable.  All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

Section 7.11.  Reliance by Third Parties

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership’s sole party in interest, both legally and beneficially.  Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing.  In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives.  Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

Section 7.12.  Covenants Restricting Operation of Business

A.                                   Covenants Relating to Parent LP Units.  Prior to a redemption pursuant to Section 8.10 hereof, the Partnership shall not sell, assign, gift, transfer, pledge, encumber, mortgage, hypothecate, exchange or otherwise dispose of, by operation of law or otherwise, all or any portion of any partnership interest in Parent LP or any of the economic rights associated therewith (“Parent LP Interests”) now held or hereafter acquired by the Partnership, including, without limitation, dispositions effected through a redemption of such Parent LP Interests, without the consent of Limited Partners holding two-thirds-in-interest of the Common Units and the Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee; provided, however, that a sale, merger, consolidation or other business combination involving the General Partner shall not constitute a “transfer” for purposes of this Section 7.12 so long as the General Partner complies with Section 11.2.A hereof.  In the event that any matter is submitted to the holders of Parent LP Interests generally or of the class of Parent LP Interests held by the Partnership for their consent or approval, or with respect to any election to be made by such holders of Parent LP Interests, the General Partner shall, at least ten (10) Business Days prior to the date on which a response to such matter or election is due to Parent LP, deliver a request in writing to each of the Limited Partners (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or any Parent Transferee) requesting that each such Limited Partner provide written direction with respect to such consent, approval or election.  Such request for written direction shall be accompanied by any relevant disclosure documents provided by Parent LP.  The General Partner will cause the Partnership, in its capacity as a holder of Parent LP Interests, to grant or withhold the consent or approval, and to make any election, in proportion to the written directions received by such Limited Partners based on their relative holdings.

B.                                     Restrictions Regarding Partnership Properties.

(1)                                  Other than pursuant to subsection 7.12.B(2) or (3) below or pursuant to a Tax-Deferred Exchange, the Partnership shall not sell, transfer or otherwise dispose of its direct or indirect interest in the Restricted Properties; provided, however, that the Partnership may elect to contribute any of the Restricted Properties to the Parent LP in exchange for that number of Common Units of Parent LP indicated on Schedule 7.12.B; provided, however, that the Partnership must retain (a) all the Group A Restricted Properties or (b) all of the Group B Restricted Properties or (c) all of the Group C Restricted Properties; it being understood that following such contribution, the Restricted Property so contributed shall cease to be both Restricted Property and a Group A Restricted Property, Group B Restricted Property or Group C Restricted Property, as applicable.

(2)                                  Either directly or through entities in which it currently or in the future will have an equity interest, the Partnership, subject to Articles 7 and 10 hereof, may engage in commercially reasonable development activities at any of the Restricted Properties, including, without limitation, engaging in sale-leasebacks, master leases, synthetic lease-type arrangements or groundleases with respect to portions of the properties, and sales of anchor pads or outparcels, or dedicating or transferring portions of the property for private or public utilities or public improvements or uses; provided that, in any case, such activities are not undertaken for the principal purpose of adversely affecting or undermining the rights of the Limited Partners or the economic value of their interests in the Partnership.

(3)                                  In the event that the Partnership sells its interest in Tysons Corner Center and/or Tysons Office Building pursuant to a contractual “buy/sell” provision,

which was initiated by the Partnership’s joint venture partner and such properties are at that time Group A Restricted Properties, then any cash proceeds from the sale of such properties must be retained by the Partnership or reinvested by the Partnership and may not be transferred or contributed to Parent in any manner.

C.                                     Leverage Covenant.  Following the Effective Date, none of Parent, the General Partner or any of their respective Affiliates or Subsidiaries will cause the Partnership or any of its Subsidiaries to, and the Partnership and its Subsidiaries will not, incur any Indebtedness secured by any of the Restricted Properties if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds therefrom, the ratio of (i) the aggregate principal amount of all outstanding Indebtedness of the Partnership secured by the applicable Restricted Properties to (ii) the fair market value of all Restricted Properties as determined in good faith by the General Partner, exceeds 50%; provided that, as of the Effective Date, the fair market value of all Restricted Property shall be as set forth on Schedule 7.12.B and thereafter shall be adjusted in the good faith determination of the General Partner.  Any computation pursuant to this Section 7.12.C shall be made without duplication of Freehold Raceway Mall.

D.                                    Fixed Charge Coverage Ratio.  As of the end of each calendar quarter ending on or prior to the sixth anniversary of the Effective Date, the Fixed Charge Coverage Ratio will not be less than 2:1.  Within ninety (90) calendar days after the end of each calendar year, the General Partner shall deliver written notice to the Limited Partners as to whether or not the Partnership is in compliance with the preceding sentence.  In addition, upon the written request of any Limited Partner, the General Partner shall confirm in writing to such Limited Partner that the Partnership was in compliance with the first sentence of this Section 7.12.D as of the end of the preceding calendar quarter.  If the Fixed Charge Coverage Ratio with respect to any calendar quarter is less than 2:1 or the distributions required by Section 5.1.A-D hereof with respect to such calendar quarter have not been fully paid, then the General Partner shall, commencing within 45 days after the end of such calendar quarter, (1) deliver written notice to the Limited Partners of such non-compliance (with a similar notice being provided within 45 days after the end of each subsequent calendar quarter until the Partnership is in compliance with the first sentence of this Section 7.12.D), and (2) cause the Partnership to fund a segregated cash reserve account (the “Fixed Charge Escrow”) from Available Cash, prior to deducting any items covered by clauses (b)(iii)-(v) of the definition of “Available Cash” (for the sake of clarity, the parties’ intent is that the funding of the Fixed Charge Escrow shall take priority over expenditures of the type covered by clauses (b)(iii)-(v) of the definition of “Available Cash”).  The Partnership shall continue to fund the Fixed Charge Escrow until it contains an amount equal to the sum of (a) the Cumulative Unpaid Class A Preferred Return Amount, (b) the Cumulative Unpaid Common Distribution Amount, and (c) the amount necessary that, when added to clause (a) of the definition of “Fixed Charge Coverage Ratio” (i.e., the numerator of the fraction used in calculating the Fixed Charge Coverage Ratio) would result in the Fixed Charge Coverage Ratio for the applicable calendar quarter being equal to 2:1.  To the extent that the Partnership is unable to pay in full any distribution required by Section 5.1.A-D during the existence of the Fixed Charge Escrow, the Partnership shall use the funds in the Fixed Charge Escrow to pay any such shortfall.  If the Fixed Charge Coverage Ratio is equal to or greater than 2:1 at the end of any subsequent calendar quarter, the funds in the Fixed Charge Escrow shall be released to the Partnership following notification to the Limited Partners of such compliance.

ARTICLE VIII - RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 8.1.  Limitation of Liability

The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Sections 8.7.B(3) and 10.5 hereof, or under the Act.

Section 8.2.  Management of Business

No Limited Partner (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership.  The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

Section 8.3.  Outside Activities of Limited Partners

Subject to any agreements entered into pursuant to Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, notwithstanding any duty (including any fiduciary duty) at law or in equity any Limited Partner (other than Parent) and any officer, director, employee, agent, trustee, Affiliate or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership.  Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner.  None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

Section 8.4.  Return of Capital

Except pursuant to the Redemption Right set forth in Section 8.6 hereof and the Participating Election Right set forth in Section 8.7 hereof, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon dissolution and winding up of the Partnership as provided herein.  Except to the extent provided by Section 5.1 or Exhibit C hereof or as otherwise expressly provided in this Agreement, or any Certificate of Designations, no Limited Partner shall have priority over any other Limited Partner, either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 8.5.  Rights of Limited Partners Relating to the Partnership

A.                                   In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, each Limited Partner shall have the right, for a business purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner’s own expense (including such copying and administrative charges as the General Partner may establish from time to time):

(1)                                  to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by Parent pursuant to the Securities Exchange Act of 1934, as amended;

(2)                                  to obtain a copy of the Partnership’s federal, state and local income tax returns for each Partnership Year;

(3)                                  to obtain a current list of the name and last known business, residence or mailing address of each Partner;

(4)                                  to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed; and

(5)                                  to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

B.                                     The Partnership shall notify each Limited Partner, upon request, of the then current Conversion Factor and the REIT Shares Amount per Partnership Unit and, with reasonable detail, how the same was determined.

C.                                     Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or would be reasonably likely to damage the Partnership or its business or (ii) the Partnership is required by law or by agreements with an unaffiliated third-party to keep confidential.

Section 8.6.  Redemption Right

A.                                   Subject to the other provisions of this Section 8.6 and the provisions of any agreements between the Partnership and one or more Limited Partners, at any time, each Limited Partner (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or any Parent Transferee) shall have the right (the “Redemption Right”) to require the

Partnership to redeem on a Specified Redemption Date all or a portion of the Common or Class A Preferred Units held by such Limited Partner at a redemption price per Common or Class A Preferred Unit equal to and in the form of the Cash Amount to be paid by the Partnership.  The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to Parent) by the Limited Partner who is exercising the Redemption Right (the “Redeeming Partner”); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if Parent elects to purchase the Common or Class A Preferred Units subject to the Notice of Redemption pursuant to Section 8.6.B hereof.  A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Common or Class A Preferred Units or, if such Limited Partner holds less than one thousand (1,000) Common or Class A Preferred Units, all of the Common or Class A Preferred Units held by such Limited Partner.  The Redeeming Partner shall have no right, with respect to any Common or Class A Preferred Units so redeemed (including pursuant to Section 8.6.B hereof), to receive any distributions paid on or after the Specified Redemption Date (unless the Partnership or, if applicable, Parent shall have failed to redeem or purchase such Common or Class A Preferred Units as of such time).  Each Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the exercise of the Redemption Right.

B.                                     Notwithstanding the provisions of Section 8.6.A hereof, upon an election by a Limited Partner to exercise the Redemption Right, Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in Parent’s Articles of Amendment and Restatement), elect to assume directly and satisfy a Redemption Right by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as Parent determines in its sole and absolute discretion whereupon Parent shall acquire the Common and Class A Preferred Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Common and Class A Preferred Units.  If Parent shall elect to exercise its right to purchase Common and Class A Preferred Units under this Section 8.6.B with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within ten (10) Business Days after the receipt by it of such Notice of Redemption.  Unless Parent shall exercise its right to purchase Common and Class A Preferred Units from the Redeeming Partner pursuant to this Section 8.6.B, Parent shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner’s exercise of the Redemption Right.  In the event Parent shall exercise its right to purchase Common and Class A Preferred Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.6.B, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner’s exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and Parent shall treat the transaction between Parent and the Redeeming Partner, for federal income tax purposes, as a sale of the Redeeming Partner’s Common and Class A Preferred Units.  Each Redeeming Partner agrees to execute such documents as Parent may reasonably require in connection with the exercise of the Redemption Right.

C.                                     During the thirty (30) day period (the “Conversion Window”) following the seventh anniversary of the Effective Date of this Agreement, (i) each Limited Partner (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or any Parent Transferee) shall have the right (the “Class A Put Right”) upon written notice received by the Partnership to require the Partnership to redeem, on or before the fifth (5th) Business Day after the last day of the Conversion Window, all or a portion of the Class A Preferred Units held by such Limited Partner (other than Units listed on Exhibit E) for cash at a redemption price per Class A Preferred Unit of $53.0315 (as adjusted in accordance with the principles of Section 8.9.G hereof in the case of certain dividends, subdivisions, or combinations with respect to the Class A Preferred Units), provided that the Partnership may elect to satisfy its obligations under the Class A Put Right by converting each applicable Class A Preferred Unit into such number of Common Units that, as of the last day of the Conversion Window (or the first Business Day thereafter if such last day is not a Business Day), would be redeemable for cash equal to $53.0315 (adjusted as described above) if a Notice of Redemption were delivered on such date or that Parent may elect to assume the Partnership’s obligation under this Class A Put Right and may elect to satisfy such obligations either in cash or REIT Shares with a Value (determined using the last day of the Conversion Window (or the first Business Day thereafter if such last day is not a Business Day) as the Valuation Date) equal to $53.0315 (adjusted as described above); provided further that the Class A Put Right shall be limited to an aggregate maximum of $75,000,000 and (ii) the Partnership shall have the right (the “Class A Forced Conversion”) to require all the Class A Preferred Unitholders to convert on thirty (30) days notice, all but not less than all, of the Class A Preferred Units held by each such Limited Partner (other than Units listed on Exhibit E) for that number of Common Units that, as of the last Business Day before such notice is issued, would be redeemable under Section 8.6.A hereof for cash equal to $82.3548 (as adjusted in accordance with the principles of Section 8.9.G hereof in the case of certain dividends, subdivisions, or combinations with respect to the Class A Preferred Units) per Class A Preferred Unit to be converted by such Limited Partner.  It is understood and agreed that the exercise and implementation of the Class A Forced Conversion will be structured, to the extent possible, to avoid triggering the recognition of taxable gain.  If the aggregate redemption price of Class A Preferred Units tendered for redemption pursuant to the Class A Put Right and the comparable right provided to Series N partnership unitholders of Parent LP during the Conversion Window (the “Total Put Exercise”) would exceed $75,000,000, the number of Class A Preferred Units and Series N units of Parent LP that shall be redeemed pursuant to the Class A Put Right and the comparable right provided to Series N partnership unitholders of Parent LP shall be reduced pro rata among the Limited Partners and the Series N partnership unitholders of Parent LP who elect to participate such that the Total Put Exercise equals $75,000,000. The notice to be provided by the Partnership in order to exercise the Class A Forced Conversion shall be in writing in the form attached hereto as Exhibit G and shall specify (a) the effective date of the Class A Forced Conversion, (b) the number of Common Units into which each Class A Preferred Unit will be converted into pursuant to the Class A Forced Conversion, (c) the number of Common Units into which each Class A Preferred Units would convert pursuant to the conversion right in Section 8.9 hereof, and (d) a statement that the holders of Class A Preferred Units may, in lieu of having such Units converted pursuant to the Class A Forced Conversion, exercise their rights to convert such Units pursuant to Section 8.9 by written notice to the General Partner at the principal offices of the Partnership prior to the effective date of the Class A Forced Conversion.

D.                                    Notwithstanding anything in this Agreement to the contrary, no Limited Partner may exercise any Redemption Right that could result in the receipt of REIT Shares prior to April 25, 2006 (the “Lock-up Period”); provided that, after the death of any such Limited Partner, the fiduciary or other authorized representative of such Limited Partner’s estate shall be entitled to deliver a Notice of Redemption to the General Partner during the Lock-up Period with respect to Redemption Rights of Units (other than Units listed in Exhibit E, which are subject to restrictions of Section 8.6.I hereof) held by such deceased Limited Partner and to effect a redemption of such Units.

E.                                      Notwithstanding anything in Section 8.6.B hereof to the contrary, if the delivery of REIT Shares to a Redeeming Partner on the Specified Redemption Date by Parent pursuant to Section 8.6.B hereof would be prohibited under the Articles of Amendment and Restatement of Parent or prohibited under applicable federal or state securities laws or regulations, then Parent may not elect to deliver REIT Shares under Section 8.6.B hereof and must satisfy any obligations under such Section 8.6.B in cash.

F.                                      If, pursuant to Section 8.6.B hereof, Parent elects to pay the Redeeming Partner the Redemption Amount in the form of REIT Shares, the total number of REIT Shares to be paid to the Redeeming Partner in exchange for the Redeeming Partner’s Common and Class A Preferred Units shall be the applicable REIT Shares Amount.  If this amount is not a whole number of REIT Shares, the Redeeming Partner shall be paid (i) that number of REIT Shares which equals the nearest whole number less than such amount plus (ii) an amount of cash which Parent determines, in its reasonable discretion, to represent the fair value of the remaining fractional REIT Share which would otherwise be payable to the Redeeming Partner.

G.                                     All Common and Class A Preferred Units delivered for redemption shall be delivered to the Partnership or Parent, as the case may be, free and clear of all liens and encumbrances, and notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Common or Class A Preferred Units which are or may be subject to liens.  If any state or local property transfer tax is payable as a result of the transfer of Common and Class A Preferred Units to the Partnership or Parent pursuant to the Redemption Right, then (i) except as provided in clause (ii), the Redeeming Partner shall assume and pay such transfer tax, (ii) if such redemption, when combined with prior redemptions and transfers, results in a specified threshold being satisfied such that the redemption triggers a transfer tax that was not payable on account of such prior redemptions and transfers (the “Cliff Effect Transfer Tax”), then the Partnership shall assume and pay such Cliff Effect Transfer Tax, and (iii) if any transfer taxes are payable on account of redemptions occurring after the event triggering the Cliff Event Transfer Tax, then the applicable Redeeming Partner shall assume and pay any transfer taxes payable as a result of such subsequent redemption.

H.                                    In the event that the Partnership issues additional Partnership Interests pursuant to Section 4.2.A hereof, the General Partner shall make such revisions to this Section 8.6 as it determines are necessary to reflect the issuance of such additional Partnership Interests (including setting forth any restrictions on the exercise of the Redemption Right with respect to such additional Partnership Interests).

I.                                         Notwithstanding anything in this Agreement to the contrary, the Participating Limited Partners shall be prohibited from exercising the redemption right in this Section 8.6 or the conversion right in Section 8.9 hereof with respect to the Class A Preferred Units set forth on Exhibit E attached hereto, as such Exhibit may be amended from time to time, until the earlier of (i) August 31, 2010, and (ii) the waiver by the Partnership or termination pursuant to Section 8.8.E hereof of the Partnership Call Right.

Section 8.7.  Participating Limited Partners’ Redemption Right

A.                                   Redemption Right

(1)                                  For a period of three (3) months beginning on August 31, 2007, the Participating Limited Partners shall have the right (the “Participating Election Right”) to require the Partnership to redeem on thirty (30) days notice (the “Participating Redemption Date”) all, but not less than all (subject to the adjustments discussed below), of those Class A Preferred Units held by each such Participating Limited Partner and set forth on Exhibit E attached hereto, as such Exhibit may be amended from time to time, in exchange for an in-kind distribution of all of the limited liability company interests in Rochester Malls, LLC (the “Rochester Interests”) held by the Partnership, which interests shall be distributed to the Participating Limited Partners pro rata in proportion to their relative ownership of the total number of Class A Preferred Units delivered in redemption in accordance with this Section 8.7.  The Participating Election Right shall be exercised pursuant to a written notice delivered to the Partnership by the Participating LP Representative.

(2)                                  In connection with such exchange the following adjustments shall be made:

(i)                                     If there is a Rochester Decrease Amount, then the total number of Class A Preferred Units required to be delivered by the Participating Limited Partners shall be reduced by a number of Class A Preferred Units equal to the Rochester Decrease Amount divided by $62.39 (as adjusted in accordance with the principles of Section 8.9.G in the case of certain dividends, subdivisions, or combinations with respect to the Class A Preferred Units) to reflect the decrease in the equity value of the Rochester Interests since the Effective Date.  The reduction in the number of Class A Preferred Units delivered shall be made on a pro rata basis among the holders of the Class A Preferred Units set forth on Exhibit E attached hereto, as such Exhibit may be amended from time to time.

(ii)                                  If there is a Rochester Increase Amount, then the Participating Limited Partners shall be required to supplement the Class A Preferred Units delivered in the exchange with a cash payment equal to the amount of the Rochester Increase Amount (the “Net Owed Amount”), subject to the following sentence.  In the event that there is a Net Owed Amount payable on the Participating Redemption Date, then, prior to the effective date of such exchange and in lieu of a cash payment, the General Partner shall use its good faith efforts to cause Rochester Malls, LLC to borrow cash in an amount equal to the Net Owed Amount, which cash shall be distributed by Rochester Malls, LLC to the Partnership prior to the Participating Redemption Date.  Any loan arranged pursuant to the foregoing (a “Net Owed Amount Financing”) may be obtained from a third-party or from the General Partner, Parent or Parent LP, but shall in no event be obtained from the Partnership.  Such Net Owed Amount Financing shall have a term of at least 2.5 years and shall bear a rate of interest and have such other terms as agreed upon between the lender and Rochester Malls, LLC.  The financial, legal and economic terms of any such Net Owed Amount Financing shall be subject to approval by the Participating LP Representative, which approval may not be unreasonably withheld or delayed.

(iii)                               In addition to the foregoing adjustments, the number of Class A Preferred Units or other consideration delivered by the Participating Limited Partners in this exchange shall be adjusted, up or down as appropriate, as a result of a customary working capital adjustment that takes into account changes in the working capital (current assets less current liabilities) of Rochester Malls, LLC and its Subsidiaries owning directly or indirectly the Rochester Properties between the Effective Date and the consummation of the Participating Election Right, with the objective that there will be no net working capital in the Rochester Malls, LLC at the consummation of the Participating Election Right.  Such adjustment may be settled through the methods described in either clause (i) or (ii) above, as appropriate.

(iv)                              If, at any time after the exercise of the Participating Election Right, any of Parent, Parent LP, the Partnership, any Parent Transferee, any owner of any Parent Transferee, or any of their respective Affiliates receives the benefit (whether in cash or by means of an offset to or reduction in any tax otherwise payable) of any Zone Credit attributable to any of the Rochester Properties, then any such person who receives such benefit shall promptly pay to the Participating Limited Partners (pro rata in proportion to their relative ownership of Units delivered in redemption in accordance with this Section 8.7) cash in an amount equal to the actual benefit (net of applicable taxes, if any) received by them once such benefit has been realized.  The following shall apply for purposes of this Section 8.7(A)(2)(iv): (a) a benefit will be considered to be realized for purposes of this Section 8.7(A)(2)(iv) on (1) the date on which the benefit is received as a refund or credit of taxes, or (2) to the extent that the benefit is not received as a refund or credit of taxes but rather is claimed as an item that reduces liability for taxes (on a with and without basis), the date of filing of the tax return that reflects such change in liability for taxes, (b) notwithstanding anything herein to the contrary, Parent shall determine whether, for purposes of this Section 8.7(A)(2)(iv), the extent to which a benefit is available, if any, to any of Parent, Parent LP, the Partnership, any Parent Transferee, any owner of any Parent Transferee or any of their respective Affiliates hereunder, which determination shall be conclusive, provided that such determination shall be reasonable and shall be made in good faith; (c) any payment hereunder shall be required to be made solely to the Participating LP Representative on behalf of each Participating Limited Partner; (d) any person required to make a payment hereunder shall be entitled to deduct and withhold from any such payment (1) any allocable reasonable out-of-pocket costs and expenses incurred in qualifying for any Zone Credit and calculating the amount of any payments hereunder and (2) any amounts that are required to be withheld pursuant to the Code or any provision of state, local or foreign tax law, with any amount so withheld being treated for all purposes as having been paid to the applicable Participating Limited Partner; (e) no payment shall be required pursuant to this provision unless and until the aggregate payment to be made hereunder exceeds $200,000; (f) any benefit realized by any partner of Parent LP (other than Parent), any Wilmorite Limited Partner (or person other than Parent LP or any Parent Transferee who acquires their interest from a Wilmorite Limited Partner after the Effective Date), or any shareholder of Parent, in each case in their capacity as such, shall not be subject to the provisions in this Section 8.7(A)(2)(iv),  even if such person is otherwise deemed an Affiliate of any of Parent, Parent LP, the Partnership, any Parent Transferee or any owner of any Parent Transferee; (g) if for any reason the benefit received by Parent, Parent LP, the Partnership, any Parent Transferee, any owner of any Parent Transferee, or any of their respective Affiliates is required by any governmental authority to be refunded in whole or in part (including interest and penalties), then the Participating Limited Partners shall be obligated to promptly refund any such amount to the original paying person; and (h) notwithstanding the foregoing, Parent, Parent LP, the Partnership, any Parent Transferee, any owner of any Parent Transferee and any of their respective Affiliates are not guaranteeing that any Zone Credits are or will be available and therefore shall not be liable for any payment as set forth in Section 8.7(A)(2)(iv) if the Zone Credits are not realized for any reason, including but not limited to any failure to comply with the administrative and filing requirements, the tax status of any Parent Transferee or any owner of Parent Transferee, or on account of any subsequent tax audit or change in law.

(3)                                  At the consummation of the Participating Election Right, the Partnership shall also deliver a cash amount to the Participating Limited Partners equal to the amount, if any, owing to the holders of the Class A Preferred Units as a result of any Cumulative Unpaid Class A Preferred Return Amount and the Pro-Rated Preferred Amount attributable to such Class A Preferred Units as of the Participating Redemption Date.  Each Participating Limited Partner shall have no right, with respect to any Class A Preferred Units so redeemed, to receive any distributions with a Partnership Record Date on or after the Participating Redemption Date.  Notwithstanding anything in this Agreement to the contrary, each Participating Limited Partner may assign and delegate all or a portion of its rights and obligations under Sections 8.7 and 8.8 of this Agreement to another Class A Preferred Unitholder to the extent of such Partner’s Class A Preferred Units owned of record or beneficially, which are not already set forth on Exhibit E hereto.

(4)                                  Notwithstanding anything to the contrary in this Agreement, an exercise of the Participating Election Right may be consummated only if all Class A Preferred Units subject to the Participating Election Right are delivered to the Partnership free and clear of all liens and encumbrances (other than those that will be terminated as of the effective date of the redemption of Class A Preferred Units pursuant to this Section 8.7) or the Partnership waives such requirement in writing.  If any state or local property transfer tax is payable as a result of the transfer of Preferred Units to the Partnership or the distribution of the Rochester Interests pursuant to the Participating

Election Right, the Participating Limited Partners shall assume and pay such transfer tax pro rata in proportion to their ownership of the Preferred Units set forth on Exhibit E.

(5)                                  The Partnership shall take all actions necessary to effectuate the transfer of the Rochester Interests in accordance with this Section 8.7, including without limitation, simultaneously transferring to Rochester Malls, LLC or a designee, without any additional consideration, ownership of all equity interests owned by the Partnership, the General Partner or any of their respective Affiliates in any entity that serves as manager, general partner or in a similar capacity of any subsidiary of Rochester Malls, LLC or any entity that owns such manager, general partner or such other entity, excluding the Partnership or the General Partner and any entity that holds equity interests in either the Partnership or the General Partner.  Each Participating Limited Partner agrees to execute such documents as the General Partner may reasonably require in connection with this Section 8.7.

B.                                     Participating LP Representative

(1)                                  By execution of this Agreement, each Participating Limited Partner hereby constitutes and appoints Thomas C. Wilmot, Sr. to be each Participating Limited Partner’s true and lawful agent and attorney-in-fact, with full power and authority in the name, place, and stead of each Participating Limited Partner to take any and all actions, on behalf of the Participating Limited Partners, execute any and all instruments on behalf of, and execute or waive any and all rights of, the Participating Limited Partners with respect to (i) the matters contemplated by Sections 8.7 and 8.8 and any other provisions of this Agreement to the extent such provisions relate to the Rochester Properties or the Participating Limited Partners (in their capacity as such) and (ii) any other section of this Agreement in connection with any arrangement intended to obtain for the Participating Limited Partners additional benefits associated with the Zone Credits, including, without limitation, any amendment to any section of this Agreement that would otherwise require the written consent of each Participating Limited Partner (the “Participating LP Representative”).  The Participating LP Representative may resign upon thirty (30) days written notice to the other Participating Limited Partners and the Partnership.  No bond shall be required of the Participating LP Representative, and the Participating LP representative shall receive no compensation for his services.

(2)                                  The Participating LP Representative shall not be liable for any act done or committed in his capacity as the Participating LP Representative hereunder.  The Participating LP Representative may, in all questions arising in connection with the exercise of his duties, rely on the advice of counsel or other advisors or experts and the Participating LP Representative shall not be liable to the Participating Limited Partners for anything done, omitted or suffered in good faith by the Participating LP Representative based on such advice.

(3)                                  The Participating Limited Partners hereby severally, but not jointly, agree to indemnify the Participating LP Representative for, and hold him harmless against, any loss, liability or expense incurred without gross negligence or bad faith on the part of the Participating LP Representative and arising out of or in connection with the acceptance or administration of his duties hereunder.

(4)                                  In the event the initial Participating LP Representative becomes Incapacitated, or resigns as the Participating LP Representative, then Judy W. Linehan shall become the successor Participating LP Representative.  In the event she dies, becomes Incapacitated or resigns as Participating LP Representative, a successor Participating LP Representative shall be elected by the affirmative vote of a majority-in-interest of the Participating Limited Partners.  Each successor Participating LP Representative shall have all the power, authority, rights, and privileges conferred by this Agreement upon the original Participating LP Representative, and the term “Participating LP Representative” as used herein shall be deemed to include successor Participating LP Representatives.  A successor Participating LP Representative shall execute a counterpart signature page to this Agreement evidencing the acceptance of his or her responsibilities as the Participating LP Representative.

(5)                                  All actions taken by the Participating LP Representative hereunder shall be binding upon the Participating Limited Partners as if expressly confirmed and ratified in writing by each of them.  Without limiting the generality of the foregoing, the Participating LP Representative shall have full power and authority to interpret all the terms and provisions of this Agreement and all other ancillary agreements related to or arising in connection with the administration of his duties hereunder.  The Participating LP Representative agrees to execute such documents as Parent may reasonably require.

(6)                                  Until notified in writing by a notice signed by a majority-in-interest of the Participating Limited Partners, the General Partner may rely conclusively and act upon the directions, instructions and notices of the Participating LP Representative for the purposes set forth herein and, thereafter, upon the directions, instructions and notices of any successor named in a writing executed by a majority-in-interest of the Participating Limited Partners.  In addition, the Participating Limited Partners acknowledge that the General Partner may rely exclusively upon the directions, instructions and notice of the Participating LP Representative for the purposes set forth herein, notwithstanding the fact that the General Partner may have received conflicting directions, instructions and notices from other Participating Limited Partners.

C.                                     Certain Events Related to the Rochester Properties

(1)                                  The General Partner, Partnership and Parent agree to maintain the Rochester Properties in good condition, reasonable wear and tear excepted.  In the event of any damage, destruction, casualty or other loss in respect of any of the Rochester Properties, the General Partner shall be entitled to receive any insurance proceeds and shall cause the applicable Rochester Property to be rebuilt or restored in a manner commensurate with its prior quality.  In the event that any such Rochester Property is not so restored prior to the exercise of the Participating Election Right or the Partnership Call Right, as the case may be, then the distribution of the Rochester Property or Properties with respect to which the loss has occurred shall be deferred, and a proportionate number of Class A Preferred Units (determined based on the relative values of the Rochester

Properties as of the Effective Date) shall remain outstanding and shall not be redeemed, until such Rochester Property has been restored in a manner commensurate with its prior quality.

In the event of any condemnation with respect to the Rochester Properties, the General Partner and the Participating LP Representative shall negotiate in good faith an agreement to preserve and give effect to, as best as possible, the rights and obligations of the Partnership and the Participating Limited Partners contained in this Section 8.7 and Section 8.8 hereof, it being understood, however, that no such agreement shall result in the Participating Limited Partners receiving any of the net proceeds from such event, bearing the costs associated with any repair or restoration of the Rochester Properties following such an event, or otherwise bearing the risk of any loss resulting from such an event.

(2)                                  If the Partnership (or its applicable Subsidiary or Affiliate) exercises its right of first refusal to purchase any partnership interests in Pittsford Plaza Company, L.P. or The Marketplace (any such interests, the “ROFR Interests”), then the Participating LP Representative, on behalf of the Participating Limited Partners, shall have the right, but not the obligation, to purchase the ROFR Interests from the Partnership for the same price paid by the Partnership pursuant to the right of first refusal, plus any and all costs reasonably incurred by the Partnership with respect to such purchase; provided, however, that such right shall be exercisable only if, and at such time as, the Participating Election Right is exercised.  Any ROFR Interests purchased by the Partnership shall not be held directly or indirectly by Rochester Malls, LLC, and shall not be directly or indirectly subject to the Participating Election Right or the Partnership Call Right.

If, upon such right of first refusal becoming exercisable, the Partnership (or its applicable Subsidiary) determines in its sole discretion not to purchase the ROFR Interests, the Partnership shall provide the Participating LP Representative with the opportunity to purchase the applicable ROFR Interests pursuant to the terms of the right of first refusal.  If the Participating LP Representative so elects, the Partnership shall use its reasonable best efforts to purchase (or cause its applicable Subsidiary to purchase) for or on behalf of, and to assign, whether actually or beneficially, the ROFR Interests to the Participating LP Representative or his designee at the same cost paid by the Partnership pursuant to the right of first refusal; provided, however that any and all costs reasonably incurred by the Partnership with respect to such purchase and assignment shall be reimbursed by the Participating LP Representative or his designee.  If the Participating LP Representative or his designee purchases the ROFR Interests, the Partnership shall have the right, but not the obligation, to purchase the ROFR Interests for the same price paid by the Participating LP Representative or his designee; provided, however, that such right shall be exercisable only if, and at such time as, both (i) the Participating Election Right has expired and (ii) the Partnership Call Right has expired or been waived.

If, upon any right of first refusal becoming exercisable, neither the Partnership nor the Participating LP Representative elects to purchase the ROFR Interests, the Partnership shall provide Parent LP with the opportunity to purchase the applicable ROFR Interests pursuant to the terms of the right of first refusal.  If Parent LP so elects, the Partnership shall use its reasonable best efforts to purchase (or cause its applicable Subsidiary to purchase) for or on behalf of, and to assign, whether actually or beneficially, the ROFR Interests to Parent LP or its designee at the same cost paid by the Partnership pursuant to the right of first refusal; provided, however that any and all costs reasonably incurred by the Partnership with respect to such purchase and assignment shall be reimbursed by Parent LP or its designee.

D.            Non-Competition

(1)           Parent and Parent LP hereby agree that for a period of ten (10) years commencing on the Effective Date, Parent and Parent LP will not, without the express written Consent of the Participating LP Representative, directly or indirectly, within a 10-mile radius of each of the Rochester Properties, (i) engage in any activity which is competitive in any manner with the business of Rochester Malls, LLC, as currently conducted, intended to be conducted or conducted as of the Participating Redemption Date, or (ii) participate or invest in, or provide financing to, any company, business, organization, division, business unit or Person in the business of owning, operating, leasing, developing or managing a retail shopping mall within such 10-mile radius, provided, however, that Parent and Parent LP shall not be in violation of this Section 8.7.D to the extent that it owns or operates a property which would otherwise violate this Section 8.7.D if such property became owned by Parent or Parent LP as part of a sale, merger, consolidation or other business combination involving the General Partner that complies with Section 11.2.B hereof.  Further, Parent and Parent LP expressly agree that upon the exercise of the Participating Election Right, Parent and Parent LP will take any action necessary to acknowledge and reaffirm in writing its obligations in this Section 8.7.D in any manner as may be requested by Participating LP Representative.

(2)           It is specifically understood and agreed that any breach of the provisions of this Section 8.7.D by Parent or Parent LP will result in irreparable injury to the Participating Limited Partners, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, the Participating Limited Partners shall be entitled to enforce the specific performance of this Section 8.7.D against the other parties hereto through both temporary and permanent injunctive relief without the necessity of proving actual damages, but without limitation of their right to damages and any and all other remedies available to them, it being understood that injunctive relief is in addition to, and not in lieu of, such other remedies.  In the event that any covenant contained in this Section 8.7.D shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.  The existence of any claim or cause of action which Parent or Parent LP may have against any of the Participating Limited Partners shall not constitute a defense or bar to the enforcement of any of the provisions of this Section 8.7.D.

(3)           The provisions of this Section 8.7.D were negotiated in good faith by the parties hereto, and the parties hereto agree that such provisions are reasonable and are not more restrictive than necessary to protect the legitimate interests of the parties hereto.

Section 8.8.  Partnership Call Right

A.            For a period of three (3) months beginning on December 1, 2009, the General Partner shall have the right (the “Partnership Call Right”) to require the Participating Limited Partners to redeem on thirty (30) days notice (the “Specified Call Date”) all, but not less than all (subject to the adjustments discussed below), of those Class A Preferred Units held by each such Participating Limited Partner and set forth on Exhibit E attached hereto, as such Exhibit may be amended from time to time, in exchange for an in-kind distribution of all of the Rochester Properties Interests held by the Partnership, which interests shall be distributed to the Participating Limited Partners pro rata in proportion to their relative ownership of the total number of Class A Preferred Units delivered in redemption in accordance with this Section 8.8.  The Partnership Call Right shall be exercised pursuant to a written notice delivered to the Participating Limited Partners by the Partnership.

B.            In connection with such exchange the following adjustments shall be made:

(1)           If there is a Rochester Decrease Amount, then the total number of Class A Preferred Units required to be delivered by the Participating Limited Partners shall be reduced by a number of Class A Preferred Units equal to the Rochester Decrease Amount divided by $62.39 (as adjusted in accordance with the principles of Section 8.9.G in the case of certain dividends, subdivisions, or combinations with respect to the Class A Preferred Units) to reflect the decrease in the equity value of the Rochester Interests since the Effective Date.  The reduction in the number of Class A Preferred Units delivered shall be made on a pro rata basis among the holders of the Class A Preferred Units set forth on Exhibit E attached hereto, as such Exhibit may be amended from time to time.

(2)           If there is a Rochester Increase Amount, then the Participating Limited Partners shall be required to supplement the Class A Preferred Units delivered in the exchange with a cash payment equal to the Net Owed Amount, subject to the following sentence.  In the event that there is a Net Owed Amount payable on the Specified Call Date, then, prior to the effective date of such exchange and in lieu of a cash payment, the General Partner shall use its good faith efforts to cause Rochester Malls, LLC to borrow cash in an amount equal to the Net Owed Amount, which cash shall be distributed by Rochester Malls, LLC to the Partnership prior to the Specified Call Date.  Such Net Owed Amount Financing may be obtained from a third-party or from the General Partner, Parent or Parent LP, but shall in no event be obtained from the Partnership.  Such Net Owed Amount Financing shall have a term of at least 2.5 years and shall bear a rate of interest and have such other terms as agreed upon between the lender and Rochester Malls, LLC.  The financial, legal and economic terms of any such Net Owed Amount Financing shall be subject to approval by the Participating LP Representative, which approval may not be unreasonably withheld or delayed.

(3)           In addition to the foregoing adjustments, the number of Class A Preferred Units or other consideration delivered by the Participating Limited Partners in this exchange shall be adjusted, up or down as appropriate, as a result of a customary working capital adjustment that takes into account changes in the working capital (current assets less current liabilities) of Rochester Malls, LLC and its Subsidiaries owning directly or indirectly the Rochester Properties between the Effective Date and the consummation of the Partnership Call Right, with the objective that there will be no net working capital in the Rochester Malls, LLC at the consummation of the Partnership Call Right.  Such adjustment may be settled through the methods described in either clause (1) or (2) above, as appropriate.

C.            At the consummation of the Partnership Call Right, the Partnership shall also deliver a cash amount to the Participating Limited Partners equal to the amount, if any, owing to the holders of the Class A Preferred Units as a result of any Cumulative Unpaid Class A Preferred Return Amount and the Pro-Rated Preferred Amount attributable to such Class A Preferred Units as of the Specified Call Date.  Each Participating Limited Partner shall have no right, with respect to any Class A Preferred Units so redeemed, to receive any distributions with a Partnership Record Date on or after the Specified Call Date.  Notwithstanding anything in this Agreement to the contrary, each Participating Limited Partner may assign and delegate all or a portion of its rights and obligations under Section 8.7 hereof and this Section 8.8 to another Class A Preferred Unitholder to the extent of such Partner’s Class A Preferred Units owned of record or beneficially, which are not already set forth on Exhibit E hereto.

D.            All Class A Preferred Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens and encumbrances (other than those that will be terminated as of the effective date of the redemption of Class A Preferred Units pursuant to this Section 8.8) unless the Partnership waives such requirement in writing.  If any state or local property transfer tax is payable as a result of the transfer of Class A Preferred Units to the Partnership or the General Partner pursuant to the Partnership Call Right, the Partnership shall assume and pay such transfer tax.

E.             Other than pursuant to Section 8.7 hereof or this Section 8.8, the Partnership shall not sell, transfer or otherwise dispose of any of the Rochester Interests or any direct or indirect interests in the Rochester Properties on or before December 1, 2007 (the “Expiration Date”), provided, however, that a sale, merger, consolidation or other business combination involving the General Partner shall not constitute a violation of this Section 8.8.E so long as such transaction complies with Section 11.2.B.  In the event of any sale, transfer, or other disposition by the Partnership of any of the Rochester Interests or any direct or indirect interest in one or more of the land or improvements constituting the Rochester Properties prior to the lapse or exercise of the Partnership Call Right (other than by reason of the complete or partial destruction, casualty, loss, condemnation or involuntary conversion of such land or improvements), the Partnership Call Right shall immediately terminate and be of no further force or effect.  Notwithstanding any other provision of this Agreement otherwise permitting an action or obligation, the General Partner, the Partnership and Parent shall not take any other action, or fail to take any other action, or enter into any other obligations (including Encumbrances) that would reasonably be expected to impair or hinder the parties’ ability to, or delay the, transfer of the Rochester Interests upon exercise of the rights in either Section 8.7 hereof or this Section 8.8 or that would be reasonably expected to impair the value of the Rochester Properties; provided, however that the Participating LP Representative has first given notice to the Partnership that a breach of the foregoing has occurred and a reasonable time to cure such violation provided that in no event shall such cure period impair in any respect, the exercise of the Participating Election Right provided, further, that no action taken with the approval of the Participating LP Representative pursuant to Section 7.1.B hereof, and no action failed to be taken because consent was requested but not granted pursuant to Section 7.1.B hereof shall be deemed to violate this Section 8.8.E.

F.             Each Participating Limited Partner agrees to execute such documents as the General Partner may reasonably require in connection with this Section 8.8.

Section 8.9.  Class A Preferred Unit Conversion Right

A.            Each Class A Preferred Unitholder shall have the right to convert at any time (and from time to time) all or a portion of its Class A Preferred Units into Common Units (based upon the Conversion Rate (as defined below)).  In the event of a conversion of Class A Preferred Units into Common Units hereunder, any Cumulative Unpaid Class A Preferred Return Amount and the Pro-Rated Preferred Amount attributable to such Units being converted shall be paid to the converting Class A Preferred Unitholder in cash as of the Conversion Date (as defined below).  The Class A Preferred Units shall be converted into Common Units as follows: the number of Common Units which a Class A Preferred Unitholder shall be entitled to receive upon conversion shall be the product obtained by multiplying the Conversion Rate by the number of Class A Preferred Units being converted at such time.  The “Conversion Rate” shall be the quotient obtained by dividing the Class A Liquidation Preference by the Conversion Price.  The “Conversion Price,” shall, except as adjusted pursuant to Section 8.9.G hereof, be $74.868.

B.            In the event that any Class A Preferred Unitholder desires to convert any or all of such holder’s Class A Preferred Units into Common Units pursuant to this Section 8.9, such holder shall deliver to the General Partner at the principal offices of the Partnership, or at such other office as may be designated by the Partnership for notation, a written notice containing the number of Class A Preferred Units that such holder intends to convert, the balance of Class A Preferred Units retained by the Class A Preferred Unitholder and, if applicable, the certificate or certificates evidencing such Class A Preferred Units.  The General Partner shall update the books and records of the Partnership in accordance with the conversion and shall deliver a written notice to the Class A Preferred Unitholder specifying (i) that such Class A Preferred Units have been converted, (ii) the number of Common Units into which such Class A Preferred Units were converted and (iii) the balance of Class A Preferred Units held by such holder, if any.  To the extent that such Class A Preferred Units or Common Units are certificated, the General Partner shall issue certificates representing the Class A Preferred Units, if applicable, and Common Units after giving effect to the conversion of the Class A Preferred Units to such holder.  The holder entitled to receive the Common Units issuable upon such conversion shall be deemed for all purposes the record holder of such Common Units as of the close of business on the date immediately preceding the date on which the notice of conversion referenced above is received by the General Partner (hereinafter, the “Conversion Date”).

C.            The converting Limited Partner’s right to receive the Common Distribution Amount with respect to the calendar quarter in which such Class A Preferred Units are converted shall be pro-rated for the period commencing as of the day after the Conversion Date and ending as of the end of the calendar quarter, based on a 360-day year of twelve 30-day months.

D.            If at any time prior to conversion of a Limited Partner’s Class A Preferred Units, the General Partner declares a distribution in accordance with Article V hereof and establishes the date for payment of such distribution on a date other than the Partnership Record Date, the holder of Class A Preferred Units at the close of business on the Partnership Record Date shall be entitled to receive the distribution payable on such Class A Preferred Units on the corresponding Partnership Payment Date notwithstanding the conversion of such Class A Preferred Units following such Partnership Record Date and prior to such Partnership Payment Date.  Except as provided above, the Partnership shall make no payment or allowances for unpaid distributions, whether or not in arrears, on converted Class A Preferred Units or for distributions on the Common Units issued upon such conversion.

E.             No fractional Common Units shall be issued upon conversion of the Class A Preferred Units into Common Units, and, in lieu thereof, the Partnership shall pay a cash adjustment in an amount equal to the same fraction of the Cash Amount determined as of the Business Day which immediately precedes the Conversion Date.

F.             Notwithstanding anything in this Agreement to the contrary, the Participating Limited Partners shall be prohibited from exercising the redemption right in Section 8.6 hereof or the conversion right in Section 8.9 hereof with respect to the Class A Preferred Units set forth on Exhibit E attached hereto, as such Exhibit may be amended from time to time, until the earlier of (i) August 31, 2010, and (ii) the waiver by the Partnership or termination pursuant to Section 8.8.E hereof of the Partnership Call Right.

G.            Adjustments; Change in Control Transactions

(1)           In the event the General Partner shall at any time (i) pay a dividend or make a distribution to holders of Common Units in the form of additional Common Units, (ii) subdivide the Partnership’s outstanding Common Units into a larger number of Common Units, or (iii) combine the Partnership’s outstanding Common Units into a smaller number of Common Units, the Conversion Price shall be adjusted by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of Common Units outstanding immediately after such dividend, distribution, subdivision, combination or reclassification and the numerator of which shall be the number of Common Units outstanding immediately prior to such dividend, distribution, subdivision, combination or reclassification. An adjustment made pursuant to this clause (1) shall become effective immediately upon the opening of business on the day following the record date in the case of a dividend or distribution (except as provided in clause (4) of this Section 8.9.G) and shall become effective immediately upon the opening of business on the day following the effective date in the case of a subdivision, combination or reclassification.

(2)           Whenever the Conversion Price shall be adjusted as herein provided, the General Partner shall cause to be filed with the records of the Partnership a notation that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price, together with an explanation of the calculation of the same.

(3)           No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least one percent (1%) in such price; provided, however, that any adjustment that by reason of this clause (3) is not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 8.9.G (other than this clause (3)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of Common Units.  All calculations under this Section 8.9 shall be made to the nearest cent (with $.005 being rounded upward) and nearest one-tenth of a Class A Preferred Unit or Common Unit (with .05 of a Class A Preferred Unit or Common Unit being rounded upward), as the case may be.  Anything in this Section 8.9 to the contrary notwithstanding, the General Partner shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this Section 8.9, as in its discretion it shall determine to be advisable in order that any dividend, distribution, subdivision, reclassification or combination with respect to the Common Units, hereafter made by the General Partner to the holders of Class A Preferred Units or Common Units shall not be taxable.

(4)           In any case in which this Section 8.9 provides that an adjustment shall become effective on the date following the record date for an event, the General Partner may defer until the occurrence of such event (i) issuing to the holder of Class A Preferred Units converted after such record date and before the occurrence of such event the additional Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Common Units issuable upon such conversion before giving effect to such adjustment and (ii) fractionalizing any Class A Preferred Units and/or paying to such holder any amount of cash in lieu of any fraction pursuant to Section 8.9.E hereof.

(5)           There shall be no adjustment of the Conversion Price in case of the issuance of any Common Units in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 8.9.

(6)           In the case of dividends, subdivisions or combinations with respect to the Class A Preferred Units, the redemption, conversion or exchange of such Units pursuant to the provisions of this Agreement shall be equitably adjusted in accordance with the principles of Section 8.9.G.

(7)           In the case of dividends, subdivisions or combinations with respect to the Common Units, the redemption, conversion or exchange of such Units pursuant to the provisions of this Agreement shall be equitably adjusted in accordance with the principles of Section 8.9.G.

H.            Each Class A Preferred Unitholder agrees to execute such documents as the General Partner may reasonably require in connection with this Section 8.9.

Section 8.10.  Parent LP Call Right and Partnership Unit Put Right

A.            For a period of twelve (12) months beginning on June 1, 2011, the General Partner shall have the right to cause all (but not less than all) of the Limited Partners (except for any of the Parent, General Partner, their respective Subsidiaries or Affiliates, or any Parent Transferee, for whom the rights provided under this Section 8.10.A shall apply individually at the General Partner’s sole discretion) to exchange their Partnership Units for interests in Parent LP (the “Parent LP Call Right”) and to cause Parent LP to issue such interests.  Common Units shall be exchanged for common units of Parent LP on a one-for-one basis (as adjusted in accordance with the principles of Section 8.9.G hereof); Class A Preferred Units not listed on Exhibit E shall be exchanged for Series N partnership units of Parent LP on a one-for-one basis (as adjusted in accordance with the principles of Section 8.9.G hereof); and Class A Preferred Units listed on Exhibit E shall be exchanged for Series P partnership units of Parent LP on a one-for-one basis (as adjusted in accordance with the principles of Section 8.9.G hereof).

B.            Each Limited Partner (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or Parent Transferee) shall have the following rights (the “Partnership Unit Put Right”) during each of the Put Windows:

(1)           For a period of twelve (12) months beginning on April 25, 2008 (the “First Put Window”), each Limited Partner (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or Parent Transferee) shall have the right to exchange (i) up to, in the aggregate, fifty percent (50%) of the Common Units held by such Limited Partner on the Effective Date for common units of Parent LP on a one-for-one basis (subject to equitable adjustment for customary changes in capitalization) and (ii) up to, in the aggregate, fifty percent (50%) of the Class A Preferred Units (other than Units listed on Exhibit E) held by such Limited Partner on the Effective Date for Series N partnership units of Parent LP on a one-for-one basis (subject to equitable adjustment for customary changes in capitalization).  For the avoidance of doubt, (i) Units listed on Exhibit E may not be exchanged pursuant to this Section 8.10 during the First Put Window and (ii) the maximum number of Class A Preferred Units that can be exchanged by each Limited Partner during the First Put Window is (x) fifty percent (50%) of (y) the Class A Preferred Units held by such Limited Partner that are not listed on Exhibit E as of the Effective Date.

(2)           For a period of twelve (12) months beginning on June 1, 2011 (the “Second Put Window”), each Limited Partner (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or any Parent Transferee) shall have the right to exchange (i) all or part of the Common Units held by such Limited Partner for common units of Parent LP on a one-for-one basis (subject to equitable adjustment for customary changes in capitalization); (ii) all or part of the Class A Preferred Units held by such Limited Partner (other than Units listed on Exhibit E) for Series N partnership units of Parent LP on a one-for-one basis (subject to equitable adjustment for customary changes in capitalization); and (iii) all or part of the Class A Preferred Units held by such Limited Partner listed on Exhibit E for Series P partnership units of Parent LP on a one-for-one basis (subject to equitable adjustment for customary changes in capitalization).

C.            Upon written notice of the exercise of the Partnership Unit Put Right received by the General Partner during any of the Put Windows, Parent LP is required to exchange the Units (and the Parent shall cause Parent LP to exchange the Units) subject to such notice pursuant to the terms of this Section 8.10 on or before the tenth (10th) Business Day after its receipt of such notice.  However, in no event shall Parent LP or the General Partner exchange a number of Units for any Limited Partner greater than the number of Units such Limited Partner is allowed to exchange under this Section 8.10 during the Put Window in which the notice is given.

D.            Without limiting the foregoing, (a) any exchange pursuant to the Parent LP Call Right shall be effected as a transaction described in either Section 721(a) of the Code or Section 731(a) of the Code (or applicable successor provisions) pursuant to which no gain or loss is required to be recognized by any Limited Partner (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or Parent Transferee), (b) the General Partner shall not be entitled to cause any exchange pursuant to the Parent LP Call Right unless the amount of Nonrecourse Liabilities properly allocable to each Wilmorite Limited Partner immediately after the exchange is no less than the amount of Nonrecourse Liabilities (in conjunction with Section 10.9) allocable to such Wilmorite Limited Partner immediately prior to the exchange, and (c) in connection with an exercise of the Partnership Unit Put Right and to the extent permitted by law, the General Partner will not affirmatively take any action to cause such exchange to fail to qualify as a transaction described in either Section 721(a) of the Code or Section 731(a) of the Code (or applicable successor provisions) pursuant to which no gain or loss will be required to be recognized by any Limited Partner (other than the General Partner, Parent or their respective Subsidiaries or Affiliates or Parent Transferee).

E.             At the consummation of the Parent LP Call Right or the Partnership Unit Put Right with respect to a Limited Partner, (x) Parent LP and such Limited Partner shall execute an amendment to Parent LP’s partnership agreement substantially in the form of Exhibit H and shall execute the tax protection agreement substantially in the form of Exhibit I, and (y) Parent LP shall pay in cash the amount, if any, of the Cumulative Unpaid Class A Preferred Amount and the Cumulative Unpaid Common Amount, as applicable, with respect to the Units being exchanged.

ARTICLE IX - BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.1.  Records and Accounting

The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership’s business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereof.  Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.  The books of the Partnership shall be maintained for financial reporting purposes in accordance with GAAP or such other basis as the General Partner determines to be necessary or appropriate.  Sufficient records shall be maintained to adjust the financial reporting books to report taxable income to taxing authorities.

Section 9.2.  Taxable Year and Fiscal Year

The taxable year of the Partnership shall be the shall be the calendar year unless otherwise required by the Code.  The fiscal year of the Partnership shall be the same as its taxable year.

Section 9.3.  Reports

A.            As soon as practicable, but in no event later than the date on which Parent mails its annual report to its stockholders, the General Partner shall cause to be mailed to each Limited Partner, as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner or Parent if such statements are prepared solely on a consolidated basis with the General Partner or Parent, for such Partnership Year, presented in accordance with GAAP.

B.            As soon as practicable, the General Partner shall cause to be mailed to each Limited Partner, a report containing unaudited financial statements of the Partnership, or of the General Partner or Parent, if such statements are prepared solely on a consolidated basis with the General Partner or Parent, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

ARTICLE X - TAX MATTERS

Section 10.1.  Preparation of Tax Returns

The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use reasonable efforts to furnish the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes reasonably in advance of the due date (including extensions) for filing the Partnership’s tax returns.  The General Partner shall be responsible for preparing and filing all tax returns and reports required to be filed after the Effective Date, including any tax returns and reports in respect of taxable periods ending on or prior to the Effective Date (“Pre-Closing Period Returns”) and any tax returns and reports in respect of taxable periods beginning prior to, and ending after, the Effective Date (“Straddle Period Returns,” and together with the Pre-Closing Period Returns, the “Applicable Tax Returns”).  To the extent permitted by law, all Applicable Tax Returns shall be prepared in a manner materially consistent with the past practice of the Partnership and in consultation with the Limited Partner Tax Representative.  Drafts of all Applicable Tax Returns shall be provided to the Limited Partner Tax Representative at least 30 days prior to the anticipated filing date for such return for its review and approval.  The Partnership shall make any changes to an Applicable Tax Return as is reasonably requested by the Limited Partner Tax Representative provided that such change is timely provided and is not materially inconsistent with the past practice of the Partnership or contrary to applicable law.  The Partnership shall not amend any Applicable Tax Return without the prior written consent of the Limited Partner Tax Representative, which consent may not be unreasonably withheld, conditioned or delayed.

Section 10.2.  Tax Elections

Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; provided, however, that the General Partner shall make (and shall not revoke) the election under Section 754 of the Code with respect to the Partnership and, to the extent that such election is within the control of the Partnership, the General Partner or Parent LP, any other entity in which the Partnership owns a direct or indirect interest that is treated as a partnership for U.S. tax purposes in accordance with applicable Regulations thereunder.  Except as otherwise provided herein, the General Partner shall have the right to seek to revoke any tax election it makes in its sole and absolute discretion.

Section 10.3.  Tax Matters Partner; Certain Disputes

A.            The General Partner shall be the “tax matters partner” of the Partnership for federal income tax purposes.  Pursuant to Section 6230(e) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners; provided, however, that such information is provided to the Partnership by the Limited Partners.

B.            The tax matters partner is authorized, but not required:

(1)           to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a “tax audit” and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (a) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or (b) who is a “notice partner” (as defined in Section 6231(a)(8) of the Code) or a member of a “notice group” (as defined in Section 6223(b)(2) of the Code);

(2)           in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a “Final Adjustment”) is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership’s principal place of business is located;

(3)           to intervene in any action brought by any other Partner for judicial review of a final adjustment;

(4)           to file a request for an administrative adjustment with the IRS and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

(5)           to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken account of by a Partner for tax purposes, or an item affected by such item; and

(6)           to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 hereof shall be fully applicable to the tax matters partner in its capacity as such.  The Limited Partners shall not be entitled to cause the tax matters partner to take any of the actions described in clauses (1) through (6) above.

C.            The tax matters partner shall receive no compensation for its services.  All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership.  Nothing herein shall be construed to restrict the Partnership from engaging an accounting or law firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

D.            Notwithstanding anything to the contrary in this Agreement, if any notice of audit, claim or demand (including any requests for information, IDRs or similar preliminary administrative action) (a “Tax Proceeding”) relating to any Applicable Tax Return is asserted against the Partnership, the General Partner shall notify the Limited Partner Tax Representative of such notice, claim or demand within five (5) Business Days of receipt thereof, and shall provide the Limited Partner Tax Representative with copies of any correspondence received from the applicable taxing authority and such other information with respect thereto as requested by the Limited Partner Tax Representative.  The Limited Partner Tax Representative may participate in, and upon notice to the General Partner, may assume the defense of such Tax Proceeding.  If the Limited Partner Tax Representative assumes such defense, the General Partner shall be entitled to participate in the Tax Proceeding at its request, and upon such request, the Limited Partner Tax Representative shall cooperate in good faith with the General Partner regarding the conduct of such proceeding, it being understood that the Limited Partner Tax Representative shall not settle any such Tax Proceeding on behalf of the Partnership without the written consent of the General Partner, such consent not to be unreasonably withheld or delayed.  The General Partner shall execute any documents, including powers of attorney, and provide such other cooperation as reasonably requested by the Limited Partner Tax Representative in order to permit the Limited Partner Tax Representative to conduct any such Tax Proceeding.

Section 10.4.  Organizational Expenses

The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over the period provided in Section 709 of the Code.

Section 10.5.  Withholding

Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, and 1446 of the Code.  Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner, (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner or (iii) treatment as a loan would jeopardize Parent’s status as a REIT and Parent has not elected to cease qualifying as a REIT (in which case the payment shall be satisfied out of future distributions to the Limited Partner).  Any amounts withheld pursuant to the foregoing clauses (i), (ii) or (iii) shall be treated as having been distributed to such Limited Partner.  Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner’s Partnership Interest to secure such Limited Partner’s obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5.  In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner.  Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan.  Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full.  Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to (i) perfect or enforce the security interest created hereunder and (ii) cause any loan arising hereunder to be treated as a real estate asset for purposes of Section 856(c)(4)(A) of the Code.

Section 10.6.  Conversions

Except as may be required by law, a conversion of Class A Preferred Units into Common Units pursuant to Section 8.6 or Section 8.9 hereof or otherwise shall not be treated as (i) a taxable event to either the Partnership or the converting Class A Preferred Unitholder or (ii) an event requiring any special allocations of Partnership tax items that would not have been made absent such conversion.

Section 10.7.  Defined Terms

For purposes of this Article X, the following definitions shall apply:

“Applicable Protection Period” shall mean, with respect to a Tier 1 Protected Asset, the Tier 1 Protection Period and with respect to a Tier 2 Protected Asset, the Tier 2 Protection Period.

“Protected Assets” shall mean the Tier 1 Protected Assets and the Tier 2 Protected Assets.

“Protected Parties” shall mean (i) each Wilmorite Limited Partner, (ii) each direct or indirect owner of a Wilmorite Limited Partner that is required to include in its taxable income any portion of the income or gains of the Partnership on a current basis (a “Flow Through Owner”), and (iii) each Person who acquires an interest in the Partnership from a Wilmorite Limited Partner or Flow Through Owner in a transaction in which such Person’s adjusted basis in such interest for federal income tax purposes is determined in whole or in part by reference either to such Person’s basis in other property or the Wilmorite Limited Partner’s or Flow Through Owner’s basis in such interest, in each case other than the Company, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee.  For the avoidance of doubt, (x) a person who acquires direct or indirect interests in the Partnership as a result of the death of a Protected Party shall not be considered a Protected Party with respect to such direct or indirect interests in the Partnership if such person received a stepped-up basis, for federal income tax purposes, in such direct or indirect interests in the Partnership, and (y) upon the complete redemption of direct or indirect interests in the Partnership from any Protected Party, such person or entity holding such direct or indirect interests in the Partnership shall cease to be a Protected Party, except with respect to any breaches occurring prior to the date of such complete redemption (regardless of when such breach is actually discovered or claimed).

“Tier 1 Protected Assets” shall mean those assets of the Partnership set forth on Schedule 10.7 under the heading “Tier 1 Protected Assets,” and any assets which become Tier 1 Protected Assets pursuant to Section 10.8.A hereof.(2)

“Tier 2 Protected Assets” shall mean those assets of the Partnership set forth on Schedule 10.7 under the heading “Tier 2 Protected Assets,” and any assets which become Tier 2 Protected Assets pursuant to Section 10.8.B hereof.

“Wilmorite Limited Partners” shall mean the persons whose names are set forth on Schedule 10.7 under the heading “Wilmorite Limited Partners.”

Section 10.8.  Lock Out

A.            Except as expressly permitted by this Section 10.8, neither the Partnership nor any entity in which the Partnership holds a direct or indirect interest shall, directly or indirectly, sell, transfer or otherwise actually or constructively dispose of or permit the actual or deemed disposition, other than any deemed distribution by reason of entering into this Agreement (in each case, a “Disposition”) (i) of any of the Tier 1 Protected Assets, or any direct or indirect interest therein, prior to the 20th anniversary of the Effective Date (the period from the Effective Date through such date, the “Tier 1 Protection Period”) or (ii) of any of the Tier 2 Protected Assets, or any direct or indirect interest therein, prior to the 10th anniversary of the Effective Date (the period from the Effective Date through such date, the “Tier 2 Protection Period”).  Notwithstanding the foregoing, the Partnership (or other entity referred to in the preceding sentence) shall have the right, during the Applicable Protection Period: (i) to consummate any Disposition of all or any portion of any Protected Asset in a transaction with respect to which no income or gain would be required to be recognized by any Protected Party under the Code and any applicable state or local tax law (a “Tax-Deferred Exchange”), (ii) to consummate any Disposition of the Rochester Interests pursuant to an exercise of the Participating Election Right or the Partnership Call Right or (iii) except with respect to the Partnership’s direct or indirect interests in Tysons Corner Center and Tysons Corner Office Building, to consummate any Disposition pursuant to the exercise, by a Person other than the Partnership or its Affiliates and in the absence of any action by the Partnership or its Affiliates giving rise to such Person’s right to exercise, of their rights under any buy-sell agreement, call option or similar contractual arrangement to which such assets are subject as of the Effective Date, provided that the General Partner uses good faith efforts to structure any such Disposition as a tax-free like-kind exchange under Code Section 1031.  In situations where the Partnership engages in a wholly or partially Tax-Deferred Exchange involving a Protected Asset, the property (or as applicable, the portion thereof) received on a tax-deferred basis in exchange for

(2)             Tier 1 assets are Danbury Fair Mall, Freehold Raceway Mall, Tysons Corner Center, Tysons Corner Office Building and Eastview Mall.  Tier 2 consists of all other properties other than the “Excluded Properties” (as defined in the Merger Agreement (and which will include the management companies)).

such Protected Asset shall be treated as a Tier 1 Protected Asset or a Tier 2 Protected Asset, as applicable, for all purposes under this Agreement.

B.            If the Partnership contributes or otherwise transfers any Protected Asset directly or indirectly to any partnership or other entity in which the Partnership holds or will hold a direct or indirect interest, then as a condition to such contribution or transfer the Partnership shall require that the transferee grant the Partnership rights with respect to such Protected Asset substantially similar to those contained in Sections 10.8 to 10.13 hereof.

Section 10.9.  Debt Allocations and Related Matters

The Partnership shall, at all times during the Tier 1 Protection Period, maintain nonrecourse indebtedness (including for the avoidance of doubt the Partnership’s share of nonrecourse indebtedness from any other entity, including without limitation Parent LP) which qualifies as “qualified nonrecourse financing” within the meaning of Section 465(b)(6)(B) of the Code that is properly allocable to each Wilmorite Limited Partner pursuant to Section 752 of the Code and the Regulations thereunder in an amount at least equal to 120% of the amount of income and gain that as of the Effective Date would be required to be recognized by such Wilmorite Limited Partner pursuant to Section 731(a)(1) of the Code (including by reason of Section 752(b) of the Code) if no Partnership nonrecourse liabilities were properly allocable to such Wilmorite Limited Partner (the “Required Nonrecourse Debt Amount”), which Required Nonrecourse Debt Amount shall be 120% of the amount set forth on Schedule 10.9.  Schedule 10.9 initially shall be prepared based on estimates as of December 31, 2004 provided by the Wilmorite Limited Partners, but shall be updated promptly by the General Partner based on actual data as of the Effective Date when such information is available.  Notwithstanding the foregoing, if the General Partner determines that the aggregate amount that should have been set forth on Schedule 10.9 (determined as of December 31, 2004) is greater than 110% of the aggregate estimate amount as of December 31, 2004 provided by the Wilmorite Limited Partners on Schedule 10.9, then the Required Nonrecourse Debt Amount shall be an aggregate amount equal to 120% of 110% of the amount set forth on the estimated Schedule 10.9, as adjusted for operations of the Partnership from December 31, 2004 through the Effective Date (with the amount set forth with respect to each Wilmorite Limited Partner reduced proportionately).  For purposes of this Agreement, a “Wilmorite Limited Partner” shall include each Person who acquires an interest in the Partnership from a Wilmorite Limited Partner in a transaction in which such Person’s adjusted basis in such interest for federal income tax purposes is determined in whole or in part by reference either to such Person’s basis in other property or the Wilmorite Limited Partner’s basis in such interest, in each case other than Parent or any Affiliate of Parent or any Parent Transferee, provided that such transferee has executed this Agreement.  Notwithstanding the foregoing, (x) a Wilmorite Limited Partner who acquires direct or indirect interests in the Partnership as a result of the death of a Wilmorite Limited Partner shall not be considered a Wilmorite Limited Partner with respect to such interests if such Person received a stepped-up basis, for federal income tax purposes, in such interests, and (y) upon the complete redemption of direct or indirect interests in the Partnership from any Protected Party, such Person holding such interests shall cease to be a Wilmorite Limited Partner, except with respect to any breaches occurring prior to the date of such complete redemption (regardless of when such breach is actually discovered or claimed).

Section 10.10.  Periods after the Protection Period

A.            The Partnership and Parent LP shall, at all times after the Tier 1 Protection Period, make available to each Wilmorite Limited Partner the opportunity (a “Guarantee Opportunity”) to make a “bottom guarantee” of indebtedness pursuant to the same procedures and conditions as are specified in Section 7.5 of the limited partnership agreement of Parent LP, a copy of which shall be provided to any Wilmorite Limited Partner upon such partner’s request.

B.            To the extent permitted by Regulations Section 1.752-3(a)(3), with respect to each Wilmorite Limited Partner, the Partnership shall allocate, and with respect to the Partnership, Parent LP shall allocate, and each of the Partnership and Parent LP shall (to the extent permitted by the applicable partnership agreement) cause any other entity in which they have a direct or indirect interest to allocate, “excess nonrecourse liabilities,” as defined in Regulations Section 1.752-3(a)(3) directly and indirectly to the Partnership and the Wilmorite Limited Partners, respectively, up to the amount of built-in gain that is allocable to such partner with respect to Section 704(c) property (as defined under Regulations Section 1.704-3(a)(3)(ii)) or property for which reverse 704(c) allocations are applicable (as described in Regulations Section 1.704-3(a)(6)(i)), less amounts previously taken into account under Regulations Sections 1.752-3(a)(1) and 1.752-3(a)(2).

C.            The Partnership and Parent LP acknowledge that the purpose and intent of providing Guarantee Opportunities to the Wilmorite Limited Partners is to result in the guaranteed liability being treated as a “recourse” liability as defined in Regulations Section 1.752-1(a)(1) with respect to the guaranteeing Wilmorite Limited Partner to the extent of the amount of such guarantee.  Except to the extent required by law or otherwise determined in a final judicial proceeding in which the affected Wilmorite Limited Partners have been granted the opportunity to participate, the Partnership and Parent LP shall file, and shall cause to the extent within their control any entity in which they directly or indirectly own an interest to file, their respective tax returns and reports in a manner consistent with the treatment of any such guaranteed liability as a recourse liability with respect to the guaranteeing Wilmorite Limited Partner to the extent of the amount guaranteed.  Notwithstanding the foregoing, the Partnership and Parent LP make no representation or warranty to any Wilmorite Limited Partner that providing a “bottom guarantee” shall result in the desired treatment of the liability as a recourse liability for purposes of Section 752 of the Code.

Section 10.11.  Partnership Tax Status

The Partnership shall not elect to be treated as an association taxable as a corporation for U.S. federal or any applicable state tax purposes, and the Partnership and the General Partner shall take all actions, and refrain from taking all actions, as necessary to prevent the Partnership from being treated as an association or publicly traded partnership taxable as a corporation for U.S. federal or any applicable state income tax purposes.

Section 10.12.  704(c) Allocation Method

The Partnership and each entity in which the Partnership holds a direct or indirect interest shall, with respect to each asset comprising the Protected Assets, use the “traditional method”

under Section 704(c) of the Code and the Regulations thereunder with no curative or remedial allocations.

Section 10.13.  Indemnification

A.            If the Partnership breaches any obligation set forth in Sections 10.8, 10.9, 10.10, 10.11 or 10.12 of this Article X, (a “Recognition Event”), then Parent LP shall pay to each Protected Party an amount equal to the sum of: (1) the product of the aggregate income or gain recognized by such Protected Party solely by reason of such breach, multiplied by the highest combined federal, state and local income tax rate to which such Protected Party is subject with respect to income or gain of the type or types recognized; plus (2) the aggregate federal, state and local income taxes (determined based on the tax rates and assumptions in (1) above and treating any such payment as ordinary income) for which such Protected Party becomes liable as a result of the receipt of the payments required by this Section 10.13 (including, without limitation, payments received pursuant to this clause (2), ((1) and (2) together, the “Gross-Up Amount”).  In the event of a Recognition Event with respect to any Protected Party, the Partnership shall use commercially reasonable efforts to promptly notify each such Protected Party in writing of such breach, which requirement may be satisfied by delivery of notice to each applicable Wilmorite Limited Partner, including with such notification an estimate of the amount and character of any income or gain to be recognized by such Protected Party and the Gross-Up Amount with respect to such Protected Party.  The payment of the Gross-Up Amount for each Recognition Event shall be made at least five (5) Business Days prior to the next date upon which estimated U.S. federal income taxes are required to be paid by individuals;  provided, however, that Parent LP may by written notice delivered to each Protected Party at least sixteen (16) days in advance of the date on which such Gross-Up Amount would otherwise be due, require such Protected Party to certify to Parent LP the amount of the Gross-Up Amount it intends to apply to U.S. federal, state and any applicable local estimated tax payments believed in good faith to be owed by such Protected Party as a result of the Recognition Event (including by reason of receipt of the Gross-Up Amount).   If (1) any such certification is requested in accordance with the foregoing and not received by Parent LP by the day prior to the date a Gross-Up Amount would otherwise be due or (2) such certification shows that such Protected Party’s estimated tax payments believed in good faith to be owed by such Protected Party as a result of the Recognition Event (including by reason of receipt of the Gross-Up Amount) will be less than the Gross-Up Amount, then, as to a failure to provide a certification, Parent LP need not pay the Gross-Up Amount until March 31st of the next calendar year, and as to any increase in a Protected Party’s estimated tax payments, Parent LP shall timely pay such increase in its estimated tax payment amount to such Protected Party on the date provided above, with any remaining portion of the Gross-Up Amount to be paid no later than March 31st of the next calendar year.  For purposes of this Section 10.13.A., (i) any amounts giving rise to a payment pursuant to this Section 10.13.A will be determined assuming that the transaction or event giving rise to Parent LP’s obligation to make a payment was the only transaction or event reported on the Protected Party’s tax return (i.e., without giving effect to any loss carry forwards or other deductions attributable to such Protected Party) and (ii) subject to any applicable phase-outs or other then applicable limitations (including, but not limited to the “alternative minimum tax”), any amounts payable with respect to state and local income taxes shall be assumed to be deductible for federal income tax purposes.  Notwithstanding the foregoing, in the case of a Protected Party that is exempt from tax for federal income tax purposes, as well as any Protected Party that qualifies either as a regulated investment company or as a real estate investment trust, such Protected Party shall not be entitled to indemnification pursuant to this Agreement, except, in the case of a Protected Party that is exempt from tax (other than a “qualified organization” within the meaning of Section 514(c)(9)(C) to the extent such income constitutes debt-financed income or gain from real property), to the extent that such income or gain constitutes “unrelated business taxable income” as defined in Section 512 of the Code with respect to such Protected Party solely by reason of the activities or borrowing of the Partnership.  For purposes of determining the Gross-Up Amount in respect of any breach of Section 10.8 hereof, in no event shall the gain taken into account by a Protected Party with respect to the Disposition of a Protected Asset exceed the amount of gain that would have been recognized by or allocated to such Protected Party (or in the case of a person who is a Protected Party by reason of clause (iii) of the definition thereof, the original Protected Party described in clause (i) or (ii) from whom such Protected Party directly or indirectly acquired its Units) if the Partnership had sold such Protected Asset in a fully taxable transaction on the day following the Effective Date for a purchase price equal to its fair market value at such time, provided that, for purposes of computing such amount, the aggregate amount of such gain with respect to each Protected Asset allocated to each Protected Party shall not exceed such Protected Party’s share of the Code Section 704(c) gain stated with respect to such Protected Asset on Schedule 10.9 of this Agreement (after subtracting from such scheduled amount the amount of any gain attributable to such scheduled amount which was previously recognized by or was otherwise allocable to a Protected Party with respect to such Protected Asset (a) with respect to a direct or indirect transfer (including any redemption) of some or all of its direct or indirect interests in the Partnership to the extent of any reduction in 704(c) gain with respect to such Protected Party and Protected Asset as a result of such transfer (or redemption) or (b) to the extent of any decrease in the difference between the adjusted tax basis, as determined for federal income tax purposes, and the book value of the Protected Assets pursuant to Regulation Section 1.704-3).  For the avoidance of doubt and except in the case of a transaction pursuant to Section 8.10 hereof, for purposes of determining the Gross-Up Amount, in no event shall any “new layer” of Code Section 704(c) built-in gain created on account of the contribution of any properties to or the distribution of any properties from the Partnership, including but not limited to through application of Regulations Section 1.704-1(b)(2)(iv)(d), (e) and (f), be entitled to protection under this Agreement or otherwise.

B.            Notwithstanding Section 10.13.A. hereof, in the event that Tysons Corner Center and/or Tysons Corner Office Building is sold, transferred or exchanged pursuant to the exercise, by a Person other than the Partnership or its Affiliates and in the absence of any action by the Partnership or its Affiliates giving rise to such Person’s right to exercise, of their rights under any buy-sell agreement or similar contractual arrangement to which such assets are subject as of the Effective Date, the aggregate amount payable to the Protected Parties (including any protected parties under a tax matters agreement entered into following the exercise of any rights under Section 8.10 (the “Other Protected Parties”)) as a result of such Disposition shall not exceed the lesser of (a) the aggregate amount otherwise payable to such Protected Parties pursuant to Section 10.13 hereof and such Other Protected Parties and (b) $20 million. Any reduction in the aggregate amount payable to the Protected Parties or the Other Protected Parties by reason of the foregoing limitation shall reduce the amount payable to each Protected Party and each Other Protected Party in proportion to the total amount otherwise payable to such

Protected Party pursuant to Section 10.13 hereof and such Other Protected Party pursuant to such tax matters agreement with respect to the disposition that is subject to this Section 10.13.B.

C.            Notwithstanding any provision of this Agreement to the contrary, the sole and exclusive rights and remedies of any Partner or Protected Party for a breach of the obligations set forth in Sections 10.8, 10.9, 10.10 or 10.11 hereof shall be a claim for damages against Parent LP or the Partnership, computed as set forth in Section 10.13.A, and no Partner or Protected Party shall be entitled to pursue a claim for specific performance of the covenants set forth in Section 10.8, 10.9, 10.10 or 10.11 hereof, or bring a claim against any person that acquires a Protected Asset, other than as provided in 10.8.B.  Notwithstanding anything to the contrary in this Agreement, Parent LP shall not be liable for, or obligated to indemnify any Person with respect to, any claim or cause of action requesting or claiming special, exemplary, incidental, indirect, punitive, reliance or consequential damages or losses with respect to any Recognition Event, other than claims for any reasonable attorney’s, accountant’s or similar fees reasonably incurred in connection with the determination or collection of any damages incurred as a result of any breach of this Article X.  Any claim or cause of action requesting or claiming any such damages is specifically waived and barred, whether or not such damages were foreseeable or any party was notified of the possibility of such damages.

D.            If the Partnership has breached an obligation set forth in this Article X (or a Protected Party or the Limited Partner Tax Representative asserts that the Partnership has breached an obligation set forth in this Article X), the Partnership and the Limited Partner Tax Representative (or if the Limited Partner Tax Representative is not a Protected Party claiming or disputing a Gross-Up Amount owed to it, the Protected Parties claiming or disputing the Gross-Up Amount) agree to negotiate in good faith to resolve any disagreements regarding any such alleged breach and the amount of damages, if any, payable to such Protected Party under Section 10.13 hereof.  If any such disagreement cannot be resolved within thirty (30) days after notice to the other party of the alleged breach or disputed amount, the Partnership and the Limited Partner Tax Representative (or Protected Party) shall refer the matter to an independent law firm, accounting firm, valuation firm or other independent arbitrator mutually agreed upon by them (the “Tax Arbitrator”) to resolve as expeditiously as possible all points of any such disagreement.  All determinations made by the Tax Arbitrator with respect to the resolution of any alleged breach or amount of damages shall be final, conclusive and binding on the Partnership and the Limited Partner Tax Representative and/or the affected Protected Parties.  The fees and expenses of the Tax Arbitrator incurred in connection with any such determination shall be shared equally by Parent LP and the affected Protected Parties (or in the case of a dispute not involving a payment pursuant to Section 10.13 hereof, by all Wilmorite Limited Partners).  If the Partnership and the Limited Partner Tax Representative or Protected Parties, as applicable, each having acted in good faith and with its or his best efforts to select a Tax Arbitrator, are unable to agree upon and retain a Tax Arbitrator within sixty (60) days after the thirty (30) day period mentioned above, then following the expiration of such sixty (60) day period, any disagreement may be settled in any Delaware Court pursuant to Section 15.9 hereof.

Section 10.14.  Tax Treatment of Amendment

Except to the extent required by law, the entering into of this Agreement upon the Effective Date shall not be treated as resulting in any actual or deemed contribution or distribution of assets or termination of the Partnership pursuant to Section 708 of the Code or otherwise.  Notwithstanding the foregoing, in order to properly take into account the changes in the Partners’ future interests in the Partnership for all periods after the Effective Date, the Partnership shall undertake an interim closing of the books as of the close of business on the Effective Date (immediately prior to the adjustment of the Partners’ Capital Accounts to reflect their fair market value as of the Effective Date), and shall allocate any income, gain (including, for the avoidance of doubt, any income or gain resulting from the disposition of the Fort Henry property), loss or deduction for the portion of the taxable period up to and including the Effective Date (including for these purposes any deduction with respect to any compensation including bonuses, stock appreciation or similar rights in respect of employees of the Partnership or its Subsidiaries or Affiliates, including the General Partner, which accrue, are paid, or become fixed as of the Effective Date) in the manner provided for in the Partnership Agreement as in effect prior to the Effective Date.  Furthermore, and except to the extent required by law, any deduction for tax purposes relating to any item of compensation, including bonuses, stock appreciation or similar rights in respect of employees of the Partnership or its Subsidiaries or Affiliates, including the General Partner, that has economically accrued on or before the Effective Date but is not deductible for tax purposes until a later period, shall, when deductible for tax purposes, be specially allocated to the Partners (or their successors, in the case of any person who is no longer a Partner) in the manner provided for in the Partnership Agreement as in effect prior to the Effective Date as if it had accrued and been deductible for tax purposes on such date.

Section 10.15.  Limited Partner Tax Representative

The Limited Partner Tax Representative has been duly appointed as agent and representative of the Protected Parties and the Wilmorite Limited Partners for the purposes set forth herein, and the Limited Partner Tax Representative has accepted such appointment on the terms set forth herein.  The Limited Partner Tax Representative represents and warrants to the General Partner that it has the right, power and authority to (i) enter into and perform this Agreement and to bind all of the Protected Parties and the Wilmorite Limited Partners for the purposes set forth herein, (ii) give and receive directions, instructions and notices hereunder, and (iii) make all determinations that may be required or that it deems appropriate under this Agreement.  Until notified in writing by a notice signed by all of the Wilmorite Limited Partners, the General Partner may rely conclusively and act upon the directions, instructions and notices of the Limited Partner Tax Representative for the purposes set forth herein and, thereafter, upon the directions, instructions and notices of any successor named in a writing executed by all of the Protected Parties and the Wilmorite Limited Partners.  In addition, the Protected Parties and the Wilmorite Limited Partners acknowledge that the General Partner may rely exclusively upon the directions, instructions and notice of the Limited Partner Tax Representative for the purposes set forth herein, notwithstanding the fact that the General Partner may have received conflicting directions, instructions and notices from the Protected Parties or the Wilmorite Limited Partners.

Section 10.16.  Exclusion of Certain Transactions

For the avoidance of doubt, the indemnification provided in Section 10.13 shall not apply to any taxes or other amounts of a Protected Party incurred as a result of (i) the consummation of the Merger and the consummation of the transactions contemplated thereby, including the payment of any purchase price adjustments, (ii) the Partnership Merger and the consummation of the transactions contemplated thereby, including the amendment of the Partnership’s limited partnership agreement by this 2005 Amended and Restated Agreement of Limited Partnership, (iii) the creation or exercise of the Class A Forced Conversion, Class A Put Right, Redemption Right, the Participating Election Right, the Partnership Call Right or the rights described in Section 8.9 and 8.10.B hereof and the creation of the rights set forth in Section 8.10 hereof (and any corresponding rights provided under an amendment to Parent LP’s partnership agreement entered into in connection with a transaction described in Section 8.10), and (iv) any payments made by any person pursuant to Section 8.7(A)(2)(iv) hereof; provided, however, that the foregoing shall not in any respect limit the Partnership’s obligation to maintain the Required Nonrecourse Debt Amount in accordance with Section 10.9 hereof upon any exercise of the rights referred to in this clause (iii) or to limit the rights of a Protected Party under Section 10.13 in respect of any breach of such obligation to maintain the Required Nonrecourse Debt Amount in accordance with Section 10.9.

Section 10.17.  Prior Tax Protection Agreements

Upon the Effective Date, any and all Prior Partnership Tax Protection Agreements including, but not limited to, the Tax Protection Agreement dated as of February 24, 2000 by and between the Partnership, ACI Danbury, Inc. and the other parties thereto, shall cease to be in force and be of no further effect provided, however, that this sentence shall not be construed to refer to that certain Shoppingtown Option Agreement made as of the 30th day of April 1996.  For these purposes “Prior Partnership Tax Protection Agreements” shall mean any agreement entered into prior to the Effective Date to which the Partnership is a party pursuant to which (i) any liability to any Partner (or any owner of any Partner) relating to taxes may arise; (ii) in connection with the deferral of income taxes of a Partner (or owner of any Partner), the Partnership or any of its subsidiaries has agreed to (A) maintain a minimum level of, put in place or replace any debt or continue a particular debt, (B) retain or not dispose of assets for a period of time that has not since expired, (C) make or refrain from making tax elections, (D) operate (or refrain from operating) in a particular manner, and/or (E) only dispose of assets in a particular manner; (iii) the Partners (or their owners) have guaranteed debt, or have the opportunity to guarantee debt, directly or indirectly, of the Partnership or its Subsidiaries (including without limitation any “deficit restoration obligation,” guarantee (including, without limitation, a “bottom guarantee”), indemnification agreement or other similar arrangement); and/or (iv) any other agreement that would require the Partnership or the General Partner to consider separately the interests of any Partner (or owner of any Partner) in respect of taxes.

Section 10.18.  Cooperation Regarding Zone Credits

The Partnership shall exercise good faith in attempting to obtain the benefits of the Zone Credit program.

ARTICLE XI - TRANSFERS AND WITHDRAWALS

Section 11.1.  Transfer

A.            The term “transfer,” when used in this Article XI with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by operation of law or otherwise.  The term “transfer” when used in this Article XI does not include any redemption or conversion of Partnership Interests by a Limited Partner or any acquisition of Partnership Units from a Limited Partner by Parent or Parent LP pursuant to Section 8.6, 8.7, 8.8, 8.9 or 8.10 hereof.  To the fullest extent permitted by law, no part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement or consented to in writing by the General Partner.

B.            To the fullest extent permitted by law, no Partnership Interest may be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI.  To the fullest extent permitted by law, any transfer or purported transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void.

Section 11.2.  Transfer of the General Partner Interest and of Parent’s Limited Partner Interests; Extraordinary Transactions

A.            The General Partner may not transfer any of its General Partner Interest or Limited Partner Interest, or withdraw as General Partner and Parent may not, directly or through its wholly-owned Subsidiaries, transfer any of its Limited Partner Interest and none of the General Partner, Parent or Parent LP shall engage in an Extraordinary Transaction, except, in any such case, (i) if such Extraordinary Transaction, or such withdrawal or transfer, is pursuant to an Extraordinary Transaction that is permitted under Section 11.2.B hereof, (ii) if Limited Partners holding two-thirds-in-interest of the Common Units and Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee, Consent to such withdrawal or transfer or Extraordinary Transaction or (iii) if such transfer is to either Parent LP or an Affiliate of Parent or, complies with Section 11.2.E.  In the event that the General Partner or Parent (as applicable) transfers any of its Limited Partner Interest in accordance with this Section, the transferee (and any and all subsequent transferees) shall be entitled to the same rights to distributions (of operating cash flow as well as liquidation proceeds), with regard to such Limited Partner Interest as the General Partner hereunder.  Except as provided in Section 11.2.E., Parent (or its successors in interest) may not own, directly or indirectly, less than a controlling interest in the General Partner unless Limited Partners holding two-thirds-in-interest of the Common Units and Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee, Consent to the transaction resulting in Parent (or its successors in interest) owning, directly or indirectly, less than such controlling interest in General Partner.  Notwithstanding anything in this Agreement to the contrary, Parent, the General Partner, their respective Subsidiaries and Affiliates and any Parent Transferee may pledge their Limited Partner Interests in connection with a bona fide financing.

B.            Subject to the requirements of Section 8.8.E and Article X hereof, the General Partner and Parent are permitted to engage in (and cause the Partnership to participate

in) an Extraordinary Transaction without the approval or vote of the Limited Partners if: (i) the rights, preferences and privileges of the Common Unitholders after the transaction are at least as favorable as those in effect immediately prior to the consummation of such transaction; (ii) such rights of the Common Unitholders include the right to exchange their Common Units for cash or, at the election of Parent, for publicly traded common equity securities, at an exchange ratio based on the relative fair market value of such securities (as determined pursuant to Section 11.2.D hereof) and the REIT Shares; (iii) the Class A Preferred Units remain outstanding with their terms, rights and privileges unchanged or are exchanged for securities in the surviving entity with terms, rights and privileges identical in all material respects to this Agreement (it being understood that any changes to the rights to tax protection in Article X are material); (iv) the holders of Common Units are offered the opportunity to elect to receive (but are not required to elect), for each Common Unit, an amount of cash, securities, or other property at least as equal in value to the product of (x) the REIT Shares Amount multiplied by (y) the amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one such REIT Share pursuant to the terms of the Extraordinary Transaction during the period from and after the date on which the Extraordinary Transaction is consummated; and (v) the surviving entity in the Extraordinary Transaction expressly assumes Parent’s and Parent LP’s obligations under this Agreement.  Nothing in this Agreement shall prevent Parent from causing the Company to be liquidated for tax or any other purposes.

In the event that Parent engages in a “going private” transaction within the meaning of Rule 13e-3, the Class A Preferred Unitholders will have the right, in connection with such transaction to exercise the redemption right in Section 8.6.C hereof contingent upon the closing of such transaction.

C.            If a purchase or cash tender offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Shares, each Limited Partner shall be entitled to elect to receive in connection with (and prior to the closing of) such transaction the amount of cash and/or the value in cash of other consideration which such partner would have received had it exercised its Redemption Right and received REIT Shares in exchange for its Partnership Interests (or economic interests therein) immediately prior to the expiration of such purchase or tender offer and had thereupon accepted such purchase or tender offer.  Upon such election, the Person shall cease to be a Limited Partner of the Partnership and its Partnership Interests shall be deemed to be transferred to the General Partner effective upon the payment of such cash or other consideration.  If an exchange offer shall have been made and accepted pursuant to which the holders of more than fifty percent (50%) of the outstanding REIT Shares exchange their REIT Shares for equity securities of the acquiring Person, which are publicly traded on a nationally recognized securities exchange or quotation system, and the General Partner Interest is Transferred (directly or indirectly), then the Conversion Factor shall be adjusted to reflect such transaction and each Limited Partner shall be entitled to exchange all or any portion of the Partnership Interests (or economic interest therein) for REIT Shares of such acquiring Person.

D.            In connection with any transaction permitted by Section 11.2.B hereof, the relative fair market values shall be determined in good faith by the General Partner as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited

Partners than the relative values reflected in the terms of such transaction for REIT Shares or partnership interests of Parent LP.

E.             Notwithstanding any other provision of this Agreement to the contrary, at the Effective Date or at any time thereafter the General Partner shall be entitled to transfer its General Partner Interests and/or Limited Partner Interests to one or more Persons (each such Person, a “Parent Transferee”) without the consent of the Limited Partners; provided that (1) Parent, Parent LP or one of their respective Affiliates is either the sole managing member or the sole general partner of such Person, or is the sole General Partner; and (2) (a) Parent, Parent LP or one or more of their respective Affiliates directly or indirectly own at least 50% of the total Partnership Interest initially acquired by the Company pursuant to the Merger and the Partnership Merger, or (b) the aggregate Partnership Interest held by Parent, Parent LP or one or more of their respective Affiliates (whether held directly or through any beneficial interest in any joint venture entity) represent at least 50% of the total Partnership Interest held by any such joint venture entity plus any Partnership Interest held directly by Parent, Parent LP or one or more of their respective Affiliates.  Notwithstanding any other provision of this Agreement to the contrary, holders of interests in the General Partner (including a General Partner that is a Parent Transferee), other than those beneficially owned by Parent or Parent LP or one or more of their respective Affiliates, shall be entitled to transfer their interests in the General Partner (or Parent Transferee) without restriction.  Transfers of interests in the General Partner (including a General Partner that is a Parent Transferee) beneficially owned by Parent or Parent LP or one or more of their respective Affiliates shall be governed by Section 11.2 hereof.  Each Parent Transferee acquiring a Partnership Interest pursuant to this Section 11.2.E shall (i) be admitted as a Substituted Limited Partner subject to the rights and obligations set forth herein that are imposed on the General Partner solely in its capacity as a Limited Partner, including the same rights to distributions (of operating cash flow as well as liquidation proceeds), (ii) also be admitted as the General Partner, if the General Partnership Interest is transferred to the Parent Transferee, (iii) not be entitled or subject to any of the conversion or redemption rights specified in Article VIII other than the Parent LP Call Right (at the General Partner’s sole election), and (iv) be liable for its pro rata share of any indemnification obligations imposed on the Parent LP, including but not limited to those specified in Section 10.13.  In addition, for the avoidance of doubt, the following shall not be considered “transfers” for purposes of this Agreement (except to the extent that they constitute an Extraordinary Transaction): (a) transfers or issuance of shares of Parent or its shareholders, or (b) transfers or issuances of limited partner interests in Parent LP, as long as Parent thereafter remains the sole general partner of, and retains a controlling interest in, Parent LP.

Section 11.3.  Limited Partners’ Rights to Transfer

A.            Subject to the provisions of Sections 11.3.B – 11.3.F (inclusive) hereof or in connection with the exercise of a redemption or conversion right pursuant to Sections 8.6, 8.7, 8.8, 8.9 or 8.10 hereof, a Limited Partner (other than the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee) may not transfer all or any portion of its Partnership Interest or any of such Limited Partner’s economic rights as a Limited Partner without the prior written consent of the General Partner, which consent may be given or withheld in the General Partner’s sole and absolute discretion.

B.            If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner’s estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its Partnership Interest.  The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

C.            Notwithstanding Section 11.3.A hereof, but subject to Sections 11.3.D, 11.3.E and 11.3.F hereof, a Limited Partner may, subject only to such transfer not violating the last sentence of Section 3.2, and upon not less than five (5) Business Days prior written notice containing the identity and address of the proposed transferee and such other information about such proposed transferee as the General Partner shall reasonably request to enable it to determine that such proposed transfer is permitted hereunder and does not violate the last sentence of Section 3.2, transfer all or a portion of its Partnership Interest to (i) a Person who is, at the time of the transfer, a Limited Partner, (ii) a Person who is a member of such Limited Partner’s Family Group, (iii) a Person who or which is an Affiliate of such Limited Partner, or (iv) any lenders to such Limited Partner through a pledge of such Limited Partner’s Partnership Interest, provided, however, that notwithstanding any other provision herein, no Limited Partner may pledge, encumber, hypothecate or mortgage any of its Class A Preferred Units or Common Units without the prior consent of the General Partner, such consent not to be unreasonably withheld or delayed.

D.            Without limiting the foregoing, the General Partner may prohibit any transfer by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933, as amended, or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

E.             No transfer by a Limited Partner of its Partnership Units (including a redemption or exchange pursuant to Section 8.6 hereof) may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association or publicly traded partnership taxable as a corporation; (ii) such transfer is effectuated through an “established securities market” or a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code; (iii) such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975(c) of the Code); (iv) such transfer would, in the opinion of legal counsel for the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (v) such transfer would subject the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 as amended or ERISA; or (vi) in the opinion of legal counsel for the Partnership, such transfer likely would jeopardize Parent’s ability to qualify as a REIT currently or in the future or would subject Parent to any additional taxes under Section 857 or Section 4981 of the Code.

F.             No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the

Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion; provided that as a condition to such consent the lender may be required to enter into an arrangement with the Partnership and the General Partner to redeem for the Cash Amount any Partnership Units in which a security interest is held by such lender simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

Section 11.4.  Substituted Limited Partners

A.            Except as provided by Section 11.3 hereof, no Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place.  Except as provided by Section 11.3, the General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion; provided, however, that the General Partner will be deemed to have consented to any transfers in accordance with Section 11.3 hereof.  The General Partner’s failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

B.            A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.  The admission of any transferee as a Substituted Limited Partner shall be conducted upon the transferee executing and delivering to the Partnership an acceptance of all the terms and conditions of this Agreement and such other documents or instruments as may be reasonably requested by the General Partner to effect the admission.

C.            Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

Section 11.5.  General Provisions

A.            No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner’s Partnership Units in accordance with this Article XI, or pursuant to redemption of all of its Partnership Units under Section 8.6, 8.7, 8.8 or 8.10 hereof.

B.            Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article XI shall cease to be a Limited Partner upon the admission of the transferee as Substituted Limited Partner.  Similarly, any Limited Partner who shall transfer all of its Partnership Units pursuant to a redemption of all of its Partnership Units under Section 8.6, 8.7, 8.8 or 8.10 hereof shall cease to be a Limited Partner.

C.            If any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership’s fiscal year in compliance with the provisions of this Article XI or redeemed or transferred pursuant to Section 8.6, 8.7, 8.8 or 8.10 hereof on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method or such other method (or combination of methods) reasonably selected by the General Partner.  Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which a redemption occurs shall be allocated to the Redeeming Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments or redemptions as it determines are necessary or appropriate.  All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer or assignment shall be made to the transferor Partner , and all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

D.            Transfer pursuant to this Article XI may only be made on the first (1st) day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

ARTICLE XII - ADMISSION OF PARTNERS

Section 12.1.  Admission of Successor General Partner

A successor to all of the General Partner Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner (including but not limited to any Parent Transferee) shall be admitted to the Partnership as the General Partner, effective upon such transfer.  Any such transferee shall carry on the business of the Partnership without dissolution.  In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an express acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.  In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.5.C hereof.

Section 12.2.  Admission of Additional Limited Partners

A.            After the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person’s admission as an Additional Limited Partner.

B.            Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the written consent of the General Partner, which consent may be given or withheld in the General Partner’s sole and absolute discretion.  The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the written consent of the General Partner to such admission.

C.            If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using any convention permitted by law and selected by the General Partner.  Solely for purposes of making such allocations, each such item for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners, including such Additional Limited Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations to Additional Limited Partners as it determines are necessary or appropriate.  All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners other than the Additional Limited Partner, and, all distributions of Available Cash thereafter shall be made to all of the Partners pursuant to Section 5.1 hereof, including such Additional Limited Partner.

Section 12.3.  Amendment of Agreement and Certificate of Limited Partnership

For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate of Limited Partnership and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

ARTICLE XIII - DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.1.  Dissolution

A.            The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement.  Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution.  The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following (each, a “Liquidating Event”):

(1)           the expiration of its term as provided in Section 2.5 hereof;

(2)           an event of withdrawal of the General Partner, as defined in the Act (other than an event described in Section 17-402(a)(4) and (a)(5) of the Act in which case the General Partner shall continue to be the general partner of the Partnership and other than a transfer by the General Partner of its entire general partner interest in the Partnership when a successor general partner of the Partnership has been admitted as such in accordance with this Agreement), unless, within ninety (90) days after such event of withdrawal a “majority in interest” (as defined below) of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such event of withdrawal, of a successor General Partner;

(3)           from and after June 1, 2011 through December 31, 2054, an election to dissolve the Partnership made by the General Partner with the Consent of Limited Partners holding two-thirds-in-interest of the Common Units and the Class A Preferred Units (on an as-converted basis), other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee;

(4)           on or after January 1, 2055, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

(5)           entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

(6)           the sale of all or substantially all of the assets and properties of the Partnership; or

(7)           a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

B.            As used in this Article XIII, a “majority in interest” shall refer to Partners (excluding the General Partner) who hold more than fifty percent (50%) of the outstanding Percentage Interests not held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee.

Section 13.2.  Winding Up

A.            Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners.  No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs.  The General Partner, or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the General Partner or such other Person being referred to herein as the “Liquidator”), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership’s liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Liquidator, include shares of common stock in the Company) shall be applied and distributed in the following order:

(1)           First, to the satisfaction (whether by payment or reasonable provision for payment), to the extent permitted by law of all of the Partnership’s debts and liabilities to creditors other than the Partners;

(2)           Second, to the satisfaction (whether by payment or reasonable provision for payment), to the extent permitted by law of all of the Partnership’s debts and liabilities to the General Partner;

(3)           Third, to the satisfaction (whether by payment or reasonable provision for payment), to the extent permitted by law of all of the Partnership’s debts and liabilities to the other Partners; and

(4)           Fourth, the balance, if any, to the General Partner and Limited Partners (including the Class A Preferred Unitholders) in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XIII.

B.            Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation.  Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time.  The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

C.            In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article XIII may be:

(1)           distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent, conditional or unmatured liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership.  The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

(2)           withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2.A hereof as soon as practicable.

Section 13.3.  Compliance with Timing Requirements of Regulations

In the event the Partnership is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2).

Section 13.4.  Rights of Limited Partners

Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership.  Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

Section 13.5.  Notice of Dissolution

In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1 hereof, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

Section 13.6.  Termination of Partnership and Cancellation of Certificate of Limited Partnership

Upon the completion of the liquidation of the Partnership’s assets, as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 13.7.  Reasonable Time for Winding Up

A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

Section 13.8.  Waiver of Partition

Each Partner hereby waives any right to partition of the Partnership property.

Section 13.9.  Liability of Liquidator

Any Liquidator shall be indemnified and held harmless by the Partnership in the same manner and to the same degree as an Indemnitee may be indemnified pursuant to Section 7.7 hereof.

ARTICLE XIV - AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

Section 14.1.  Amendments

A.            Subject to Section 14.1.B, the General Partner shall have the power, without the Consent of the Limited Partners, to amend this Agreement at its sole discretion.  The General Partner shall provide prompt written notice to the Limited Partners following the taking of any such action under this Section 14.1.A.

B.            Notwithstanding Section 14.1.A, and subject to Section 8.7.B(1), this Agreement shall not be amended without the Consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner’s interest in the Partnership into a General Partner Interest; (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner; (iii) alter rights of the Partner (except in connection with the issuance of additional Partnership Interests and the relative rights, powers and duties incident thereto) to receive distributions pursuant to Article V or Article XIII hereof or the allocations specified in Article VI and Exhibits B and C hereto (except as permitted pursuant to Section 4.2 and to set forth and reflect in the Agreement the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.2.A hereof); (iv) alter or modify the Redemption Rights and REIT Shares Amount as set forth in Sections 8.6 – 8.10 (inclusive) and 11.2.B hereof, and the related definitions, in a manner adverse to such Partner; (v) alter or modify Article X hereof and the schedules or definitions related thereto, (vi) cause the termination or liquidation of the Partnership prior to the time set forth in Section 2.5 or 13.1 hereof, (vii) alter or modify any of Sections 7.1.B, 7.3.B, 7.12, 8.7, 8.8, 8.10 or the respective schedules, exhibits and definitions related to each of the foregoing, or (viii) amend this Section 14.1.B.  For the avoidance of doubt, for purposes of this Section 14.1.B, each Participating Limited Partner shall be treated as adversely affected by any amendment to the Sections referred to in clause (vii) of the preceding sentence or any amendment to Article V (including the Class A Preferred Return Amount) that would reduce or eliminate the possibility of distributions on such Units decreasing.

Section 14.2.  Meetings of the Partners and Action by Written Consent

A.            Meetings of the Partners may be called by the General Partner.  The request shall state the nature of the business to be transacted.  Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting; the Partners may vote in person or by proxy at such meeting.  Whenever the vote or consent of the Partners is permitted or required under this Agreement, such vote or consent may be given at a meeting of the Partners or may be given in accordance with the procedure prescribed in Section 14.2.B hereof.  Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority-in-interest of the Common Units and the Class A Preferred Units (on an as converted basis) of the Limited Partners, other than Partnership Units held by the General Partner, Parent or any of their respective Subsidiaries or Affiliates or any Parent Transferee, shall control.

B.            Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written Consent setting forth the action so taken is signed by such percentage of the Limited Partners as is expressly required by this Agreement to take such action.  Such Consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote taken at a meeting.  Such Consent shall be filed with the records of the Partnership.  An action so taken shall be deemed to be effective when a sufficient number of consents have been received.

C.            Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting.  Every proxy must be signed by the Limited Partner or his attorney in fact.  A proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by applicable law.  No proxy shall be valid after the expiration of twelve (12) months from the date thereof unless otherwise provided in the proxy.  Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership’s receipt of written notice of such revocation from the Limited Partner executing such proxy.

D.            Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.  Without limitation, meetings of Partners may be conducted in the same manner as meetings of the stockholders of Parent and may be held at the same time, and as part of, meetings of the stockholders of Parent.

ARTICLE XV - GENERAL PROVISIONS

Section 15.1.  Addresses and Notice

Any notice, demand, request or report required or permitted to be given or made to a Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by certified first class United States mail, return receipt requested, nationally recognized overnight delivery service or facsimile transmission (with receipt confirmed) to the Partner at the address set forth on the signature page hereto or such other address of which the Partner shall notify the General Partner in writing.

Section 15.2.  Titles and Captions

All Article or Section titles or captions in this Agreement are for convenience only.  They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.  Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

Section 15.3.  Pronouns and Plurals

Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 15.4.  Further Action

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 15.5.  Binding Effect

Subject to the terms set forth herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 15.6.  Creditors

Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

Section 15.7.  Waiver

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 15.8.  Counterparts

This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 15.9.  Applicable Law; Consent to Jurisdiction

A.            This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

B.            Each of the parties to this Agreement hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of any court located in the State of Delaware (the “Delaware Courts”) for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby or other matters arising between or involving the General Partner and any of the Limited Partners (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.  Each of the parties hereto agrees, (i) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (ii) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service.  Service made pursuant to (i) or (ii) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware.  For purposes of implementing the parties’ agreement to appoint and maintain an agent for service of process in the State of Delaware, each of the parties hereto does hereby appoint The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as such agent.

Section 15.10.  Invalidity of Provisions

If any provision of this Agreement shall to any extent be held void or unenforceable (as to duration, scope, activity, subject or otherwise) by a court of competent jurisdiction, such provision shall be deemed to be modified so as to constitute a provision conforming as nearly as possible to the original provision while still remaining valid and enforceable.  In such event, the remainder of this Agreement (or the application of such provision to Persons or circumstances other than those in respect of which it is deemed to be void or unenforceable) shall not be affected thereby.  Each other provision of this Agreement, unless specifically conditioned upon the voided aspect of such provision, shall remain valid and enforceable to the fullest extent permitted by law; any other provisions of this Agreement that are specifically conditioned on the voided aspect of such invalid provision shall also be deemed to be modified so as to constitute a provision conforming as nearly as possible to the original provision while still remaining valid and enforceable to the fullest extent permitted by law.

Section 15.11.  No Rights as Stockholders

Nothing contained in this Agreement shall be construed as conferring upon the holders of Partnership Units any rights whatsoever as stockholders of Parent, including without limitation, any right to receive dividends or other distributions made to such stockholders by Parent or to vote or consent or to receive notice as stockholders in respect of any meeting of such stockholders for the election of directors of Parent or any other matter.

Section 15.12.  Entire Agreement

This Agreement, the Exhibits and Schedules hereto, and that certain Registration Rights Agreement dated of even date herewith contain the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes the Prior Agreements, any other prior written or oral understandings or agreements among them with respect thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Limited Partnership as of the date first written above.

GENERAL PARTNER:

MACWPI CORP.

By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President

LIMITED PARTNERS:

See attached signature pages for Limited Partners listed on Exhibit A hereto [attach a form signature page from the Election Package]

By:
Name:
Title:

[Signature Page to Amended Restated Agreement of Limited Partnership of MACWH, LP]

S-1

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Freecorp Property, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

Signature Page to

2005 Amended and Restated Agreement

of Limited Partnership

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Freehold Raceway Mall, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ James L. Backus

Name:	James L. Backus

Address of Limited Partner:	44 Stonington Drive

Pittsford New York 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Danmall Property, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ John W. Anderson

Name:	John W. Anderson

Address of Limited Partner:	317 Garnsey Rd

Pittsford NY 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Ronald A. Cocquyt

Name:	Ronald A. Cocquyt

Address of Limited Partner:	1116 Hunters Run

Victor, New York 14564

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Philip Scaturro

Name:	Philip Scaturro

Address of Limited Partner:	1455 Ocean Drive #1103

Miami Beach

Florida, 33139

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Richard B. Caschette

Name:	Richard B. Caschette

Address of Limited Partner:	602 Shadycroft Lane

Littleton CO. 80120

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Kenneth A. Caschette

Name:	Kenneth A. Caschette

Address of Limited Partner:	2735 S. Miller Lane

Las Vegas, Nevada 89117

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Foster Devereux

Name:	Foster Devereux

Address of Limited Partner:	2210 Southwind Blvd

Unit 119

Vero Beach, FL 32963

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Robert J. Coleman

Name:	Robert J. Coleman

Address of Limited Partner:	1136 5th Ave

New York City

N.Y 10128

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Wildey Property, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Syracuse Venture Associates

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Rotterdam Holdings, L.P.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Maywil Associates, L.P.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Judy W. Linehan / trustee

Name:	James P. Wilmot UW FBO Michael Paul Linehan Judy W. Linehan as Trustee

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Judy W. Linehan / trustee

Name:	James P. Wilmot UW FBO Jamie P. Linehan Judy W. Linehan as Trustee

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Judy W. Linehan

Name:	Judy W. Linehan

Address of Limited Partner:	289 Smith Road

Pittsford, New York 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Ronald A. Cocquyt V.P.

Name:	LGW Holdings, L.P.

Address of Limited Partner:	1265 Scottsville Rd.

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ John R. Kraus

Name:	John R. Kraus

Address of Limited Partner:	360 Allens Creek Rd.

Rochester, N.Y.

14618

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ John E. Kelly

Name:	John E. Kelly

Address of Limited Partner:	1 Mile Post Lane

Pittsford

New York 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Hudwil Properties, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Great Northern Holdings, L.P.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	GMT, LLC

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	GEM, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Alfred W. Friedrich

Name:	Alfred W. Friedrich

Address of Limited Partner:	39 Greylock Ridge

Pittsford NY 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Wilsar Property, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Wilridge Property, Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ William B. Wilmot

Name:	William B. Wilmot

Address of Limited Partner:	99 Pelham Rd

Rochester NY

14610

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

James P. Wilmot Trust UW FBO
Thomas Carl Wilmot
Name:	Thomas C. Wilmot, as Trustee

Address of Limited Partner:	1265 Scottsville Road

Rochester, New York 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Dennis A. Wilmot

Name:	Dennis A. Wilmot

Address of Limited Partner:	21 Roxbury Ln.

Pittsford, NY 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

JAMES P. WILMOT TRUST UW FBO
PAUL JAMES WILMOT
Name:	THOMAS C. WILMOT, AS TRUSTEE

Address of Limited Partner:	1265 Scottsville Road

Rochester, New York 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

James P. Wilmot Trust UW FBO
Loretta Colleen Wilmot
Name:	Thomas C. Wilmot, as Trustee

Address of Limited Partner:	1265 Scottsville Road

Rochester, New York 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Thomas C. Wilmot Trust FBO
James Albert Wilmot
Name:	Thomas C. Wilmot, as Trustee

Address of Limited Partner:	1265 Scottsville Road

Rochester, New York 14624

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Thomas C. Wilmot

Address of Limited Partner:	217 Smith Road

Pittsford, New York 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Sallie Ann Wilmot

Name:	Sallie Ann Wilmot

Tax Filing Address of Limited Partner:	1672 Monroe Ave

Rochester NY 14618

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Patrick Wilmot

Name:	Patrick Wilmot

Address of Limited Partner:	530 Allens Creek Rd

Rochester NY 14618

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Michael Wilmot

Name:	Michael Wilmot

Address of Limited Partner:	480 Main St.

Hingham, MA

02043

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Kevin R. Wilmot

Name:	Kevin R. Wilmot

Address of Limited Partner:	1410 Clover St.

Rochester NY 14610

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ James R. Wilmot

Name:	James R. Wilmot

Address of Limited Partner:	34 Muirfield Ct

Pittsford N.Y. 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Daniel H. Wilmot

Name:	Daniel H. Wilmot

Address of Limited Partner:	74 Meadow Cove Rd.

Pittsford, NY 14534

ATTACHMENT 5

SIGNATURE PAGE TO

2005 AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

The undersigned, desiring to continue as a Limited Partner of the Delaware limited partnership formerly known as Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), hereby consents to the adoption of, and becomes a party to, the 2005 Amended and Restated Agreement of Limited Partnership of Wilmorite Holdings, L.P. (or such name may be amended after this Agreement becomes effective), dated as of the date first set forth in this Agreement.  The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

Signature:	/s/ Thomas C. Wilmot

Name:	Wilmorite Inc.

Address of Limited Partner:	1265 Scottsville Road

Rochester, NY 14624

The undersigned has executed this Agreement for the purposes of Sections 7.1B, 7.8.B, 7.12, 8.6, 8.7, 8.8, and 11.2 hereof only.

THE MACERICH COMPANY
a Maryland corporation

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Executive Vice President

The undersigned has executed this Agreement for the purposes of Sections 7.12.B, 8.7.D, 8.10, Article X and Section 11.2 hereof.

THE MACERICH PARTNERSHIP, L.P.
a Delaware limited partnership

By:	The Macerich Company
General Partner

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Executive Vice President

The undersigned has executed this Agreement to acknowledge his acceptance of his responsibilities as the Participating LP Representative.

/s/ Thomas C. Wilmot, Sr.
Name: Thomas C. Wilmot, Sr.

The undersigned has executed this Agreement to acknowledge his acceptance of his responsibilities as the Limited Partner Tax Representative.

/s/ Thomas C. Wilmot, Sr.
Name: Thomas C. Wilmot, Sr.

[Signature Page to Amended Restated Agreement of Limited Partnership of MACWH, LP]

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